     As filed with the Securities and Exchange Commission on March 6, 2008

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

                 Simon D. Collier, Principal Executive Officer
                              Two Portland Square
                             Portland, Maine 04101
                                 207-553-7110

                       Date of fiscal year end: June 30

          Date of reporting period: July 1, 2007 - December 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

                               AUXIER FOCUS FUND

                              SEMI-ANNUAL REPORT

                               DECEMBER 31, 2007

                                  (UNAUDITED)

                                 FUND ADVISOR:

                          Auxier Asset Management LLC
                             5000 S.W. Meadows Rd.
                                   Suite 410
                           Lake Oswego, Oregon 97035

                  Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2007


                               AUXIER FOCUS FUND
                              PERFORMANCE UPDATE
                               DECEMBER 31, 2007

AUXFX RETURNS VS. S&P 500 INDEX

                                    AUXIER FOCUS FUND S&P 500 INDEX DIFFERENCE*
                                    ----------------- ------------- -----------
09/30/07 - 12/31/07                       -0.44%          -3.33%        2.89
12/31/06 - 12/31/07                        5.71%           5.49%        0.22
12/31/05 - 12/31/06                       11.75%          15.79%       -4.04
12/31/04 - 12/31/05                        4.58%           4.91%       -0.33
12/31/03 - 12/31/04                       10.73%          10.87%       -0.14
12/31/02 - 12/31/03                       26.75%          28.69%       -1.94
12/31/01 - 12/31/02                       -6.79%         -22.10%       15.31
12/31/00 - 12/31/01                       12.67%         -11.88%       24.55
12/31/99 - 12/31/00                        4.05%          -9.10%       13.15
12/31/99 - 12/31/07                       89.48%          14.09%       75.39
Since Inception 7/9/99                    95.04%          20.15%       74.89

* in percentage points

AVERAGE ANNUAL RETURNS                                        SINCE INCEPTION
FOR THE PERIOD ENDED 12/31/07            1 YEAR 3 YEAR 5 YEAR    (7/9/99)
-----------------------------            ------ ------ ------ ---------------
AUXIER FOCUS FUND
(INVESTOR SHARES)                         5.71%  7.30% 11.64%      8.20%
S&P 500 INDEX                             5.49%  8.62% 12.82%      2.19%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) IS 1.36%. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.35% WHICH IS IN EFFECT UNTIL OCTOBER 31, 2008. THE FUND CHARGES A 2.00% REDEMPTION FEE ON SHARES REDEEMED WITHIN SIX MONTHS OF PURCHASE. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (877)328-9437 OR VISIT THE FUND'S WEBSITE AT WWW.AUXIERASSET.COM.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING (877) 328-9437 OR VISITING THE FUND'S WEBSITE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived. Performance shown is for the Fund's Investor Class shares; returns for other share classes will vary. Performance for Investor Class shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund"). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The performance of the Fund's Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

The Fund may invest in value and/or growth stocks. Investments in value stocks are subject to risk that their intrinsic value may never be realized and investments in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. In addition, the Fund may invest in smaller companies which generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Moreover, if the Fund's portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2007


MARKET COMMENTARY

The Auxier Focus Fund (the "Fund") declined to negative 0.44% in the fourth quarter of 2007, handily beating the corresponding negative 3.33% decline in Standard and Poor's 500 Index (the "S&P"). For the full year the Fund returned 5.71%, versus 5.49% for the S&P. Since the Fund's inception in 1999, the cumulative total return has been 95.04%, versus 20.15% for the S&P, nearly a fivefold advantage! Please note that the Fund's equity exposure since inception has averaged less than 70% of the portfolio; the remaining 30% or so consisted primarily of bond or cash assets. We believe the benefit of this fairly conservative orientation became more apparent in difficult market conditions. Hypothetically, if your portfolio is up 50% in year one, and up 50% in year two, but declines 50% in year three, this would give you a lower return than if your portfolio's compounded average return trailed a steady 8% annually over the same three-year period.

CREDIT CORRECTION

As of this writing, global stock markets are experiencing a long overdue correction. Preceding this decline was a 20% drop in US financial stocks for 2007, purging the excesses of an enormous credit bubble that coincided with the deregulation of banking and easy money generally. It is estimated by THE ECONOMIST that global home values in developed nations appreciated from $40 trillion to $70 trillion over the seven-year period ending in 2006. Low borrowing cost fueled the initial rise, then, as prices continued their ascent, lenders relaxed standards. Creative financial engineering allowed lenders to sell off loans and loan risk while becoming far removed from the borrower. Accountability was lost in the pursuit of quantity over quality. Velocity of capital was the new game.

The total extent of indebtedness was further disguised through complicated products slugged as "synthetic securitization", "structured finance" and "off-balance-sheet Structured Investment Vehicles" (SIVs). One derivative subset called "credit default swaps" (CDS), which helps banks sell off credit risk, grew from roughly $600 billion to over $44 trillion in less than seven years. Accounting for these transactions and the counterparty risk has become an issue as profits are often simply a matter of mark-to-model assumptions or more cynically as some have quipped, "if you want a bonus, mark profit." These creative products allowed institutions to increase borrowings outside the scope of regulators. Extreme leverage is now unwinding. Unsound behavior and undisciplined capital allocation are being punished. Strong balance sheets are a key to survival, as losses and leverage are a toxic combination.

Ultimately, debt-driven liquidations may create some of the best opportunities to buy assets on the cheap. The unwinding of credit in the thrift crisis of 1991-92 set the stage for outperformance by many small banks. In our separate accounts at the time we bought a number of banks for less than 50% of book value, and the small bank stocks ended up being one of the better performing groups from 1991-1998.

POSITIONING YOUR ASSETS

When money is easy, volatility in the markets tends to be low. The VIX Index, a measure of volatility in the market, averaged a low 13 for the three years ended July 2007. Recently, as credit has become tighter, it soared as high as
37. (VIX values greater than 30 are generally associated with a large amount of volatility as a result of investor fear or uncertainty, while values below 20 generally correspond to less stressful, even complacent, times in the markets.) As money tightens, a rational, emotionally detached "business analyst" approach can be far more effective than that of a casino stock market operator. Most market participants make their decisions based on emotion and sentiment. Understanding the psychology of the pain of loss, and how powerful that can be, is an important consideration while investing in the auction markets. That urge to purge at low prices is a normal reaction that has to be controlled through rational behavior and a focus on facts and value. Identifying and anticipating trouble and mitigating risk helps to keep many investors on course during challenging times.

We believe knowledge gained through experience over years of monitoring the operating realities of businesses, industries, and managements is critical to provide the conviction needed to buy assets at bargain prices in the face of uncertainty. It is also important to study history to help determine the type of downturn and to what extent the

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2007

problems are surmountable. Over the past fifty years, Wall Street has had nine bear markets (a drop of 20% or more from the peak) lasting an average of 384 days. These slumps are like the weather--normal and to be expected for a functioning free market. Indeed, a stock on the NYSE typically fluctuates 50% each year.

After 25 years of managing assets through a number of declines, this current credit bubble correction looks very similar (but much larger in scope) to the thrift crisis that contributed to the 1991-92 recession. Excessive and sloppy lending in commercial real estate, leveraged buyouts, and housing all contributed to losses that equate to roughly $250 billion in today's dollars. The economy was fairly resilient and the downturn only lasted about twelve months. Part of the reason for the short duration was the willingness of institutions and the government to recognize the problems, to come clean and take the steps to correct the mistakes with a sense of urgency. This stood in contrast to Japanese banks that tried unsuccessfully to disguise their problems for years (constantly restructuring bad loans instead of biting the bullet). This contributed to a post-bubble real estate decline in Japan that lasted for 16 consecutive years.

As a separate account manager, prior to the 1991-92 downturn, we were positioned in large, industry leading, self-funding multinational corporations flush in free cash flow. That, in hindsight, proved a good place to invest while the credit problems were being cleansed. We currently favor these types of businesses, especially as lending standards tighten.

HISTORICAL INVESTMENT SUCCESS

It is helpful to focus on investors throughout history who have endured good and bad times, with their own money on the line. The successful long term investor lives for and thrives during market and economic downturns. J. Paul Getty never paid over book value for an oil stock and was very active during the 1930s depression. Carlos Slim, arguably the best Mexican investor, bought solid franchises during the Mexican debt default in 1982 and the peso crisis in the early 1990s. Of course Warren Buffett's conviction in the 1973-74 decline is well documented. Character traits like independent thinking and patience can be as important as the analysis of buying assets at a fraction of their underlying value. During periods of financial distress it may be far more profitable to focus on those variables that are knowable (managements, profits, balance sheets etc.) instead of the big picture unknowables (the economy, interest rates etc.) Yet Wall Street and the financial press spend most of the time on the latter.

FOOD INFLATION

From 1975 through 2005 food prices dropped over 70% adjusted for inflation, according to THE ECONOMIST. Yet Biofuels mandates are now projected to take crop-based fuel from roughly 7 billion gallons annually to 36 billion by 2022, driving up pricing for grains (wheat stocks are currently at 60-year lows). With less than 15% of the world's oil reserves owned by western oil companies, the political drive for biofuels in both Europe and the US may continue. Wheat two years ago was $3.75 a bushel. Recently, we saw prices for certain varieties of northwest wheat exceed $13 a bushel. China's food inflation was running 18% annualized as of November. This has improved fundamentals for farm machinery, fertilizer, railroads, and grocers.

BOND YIELDS

With US government bonds recently yielding less than the inflation rate, income-oriented investors may be "missing the mark." One just has to look back to the Weimer Republic in Germany. According to Gordon Craig's GERMANY 1866-1945, that country's currency in 1914 traded 4.2 marks to the dollar. In 1920, after World War 1, prices dropped around the world in a great deflation. Bonds looked solid. By January 1921, however, the German currency dropped to 64 marks to the dollar. Then, in the face of huge war debts, on November 15, 1923 the currency dropped to 4.2 trillion marks to the dollar. In 1923, Germany utilized over 1700 printing presses around the clock. Fixed income pensioners were wiped out.

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007



As a bondholder, it can't be too reassuring that your Federal Reserve chief has a nickname "Helicopter Ben" and the perception that he will flood the economy with helicopters of money at the slightest hint of deflation. Oftentimes, when investments "feel good," the risk is in fact highest.

REPRICING RISK

As we navigate through these difficult times, the good news is that the marketplace appears to be repricing risk. Spreads on high-yield bonds have risen from a low of 2.4 percentage points back in June to over 7 points lately. It is important to note, higher spreads indicate a higher default risk in junk bonds, and can be a reflection of the overall corporate economy (and therefore credit quality). Market declines of 20% happen on average once every four years and can be viewed as an opportunity to buy solid merchandise from panicked sellers. The environment of concern and fear, together with a return to more normal volatility is a much better backdrop in which to allocate capital. According to Argus Research, stock purchases and sales by insiders are at the most bullish levels since November of 2002--the last major market decline.

Market adjustments underscore the need for humility and daily preparation in the investment process. To survive, it is necessary to be a voracious and persistent learner, to always seek the facts and fundamentals, and to look at the potential downside of every decision. Wisdom is a key, with the understanding that follies repeat and each investment class cycles in and out of favor. We strive to be diligent in our research and rational in our approach. The outlook is good for businesses that are able stick to the basics and seek growth by adding value to the customer, not through excessive leverage or accounting gimmickry.

Your trust and support are appreciated.

Jeff Auxier

The views in this shareholder letter were those of the Fund Manager as of the report's publication date and may not reflect his views on the date this report is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund's investment methodology and do not constitute investment advice.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on 500 widely held common stocks. One cannot invest directly in an index.

AUXIER FOCUS FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2007



             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value, since Auxier Focus Fund's (the "Fund") inception, of a hypothetical $10,000 investment, including reinvested dividends and distributions compared with a broad-based securities market index. The S&P 500 /(R) /Index ("S&P") is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed while the S&P is unmanaged and is not available for investment. The total return of the Fund's classes includes the maximum sales charge of 5.75% (A shares only), the maximum contingent deferred sales charge ("CDSC") of 1.00% (C shares only) and operating expenses that reduce returns while the total return of the S&P does not include the effect of sales charges and expenses. A shares are subject to a 1.00% CDSC on shares purchased without an initial sales charge and redeemed less than one year after purchase. The performance of each class will differ due to different sales charges and expense structures. During the performance period shown, certain Fund fees were waived or expenses reimbursed; otherwise, total return would have been lower, for all share classes.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT THE WEBSITE OF THE FUND'S INVESTMENT ADVISER AT WWW.AUXIERASSET.COM. RETURNS GREATER THAN ONE YEAR ARE ANNUALIZED. ALL FUND SHARE CLASSES CHARGE A 2.00% REDEMPTION FEE ON SHARES REDEEMED WITHIN SIX MONTHS OF PURCHASE. AS STATED IN THE FUND'S PROSPECTUS, THE ANNUAL OPERATING EXPENSE RATIO (GROSS) FOR THE PREVIOUS FISCAL YEAR FOR A SHARES AND C SHARES WERE 1.61% AND 2.36%, RESPECTIVELY . HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND TO REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.35%, AND 2.10% FOR A SHARES AND C SHARES WHICH IS IN EFFECT UNTIL OCTOBER 31, 2008. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

Performance for Investor shares for periods prior to December 10, 2004 reflects performance and expenses of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund"). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.

AVERAGE ANNUAL TOTAL RETURN AS OF
12/31/2007                          1 YEAR  5 YEARS SINCE INCEPTION /(1)/
---------------------------------   ------  ------- --------------------
Investor Shares                      5.71%   11.64%         8.20%
A Shares (with sales charge)
  /(2)(3)/                          (0.31%)  10.35%         7.46%
C Shares (with sales charge)/(3)/    3.99%   10.36%         6.55%

                AUXIER-INVESTOR
DATE                SHARES      S&P 500
----            --------------- -------
7/9/1999            10,000      10,000
7/31/1999           10,020       9,473
8/31/1999           10,040       9,426
9/30/1999           10,070       9,167
10/31/1999          10,450       9,748
11/30/1999          10,260       9,946
12/31/1999          10,294      10,531
1/31/2000           10,414      10,002
2/29/2000           10,133       9,813
3/31/2000           10,575      10,773
4/30/2000           10,234      10,449
5/31/2000           10,013      10,234
6/30/2000           10,043      10,487
7/31/2000            9,913      10,323
8/31/2000           10,374      10,964
9/30/2000           10,464      10,385
10/31/2000          10,394      10,341
11/30/2000          10,173       9,526
12/31/2000          10,711       9,573
1/31/2001           10,976       9,912
2/28/2001           10,905       9,008
3/31/2001           10,782       8,438
4/30/2001           11,108       9,093
5/31/2001           11,556       9,154
6/30/2001           11,638       8,932
7/31/2001           11,811       8,844
8/31/2001           11,790       8,290
9/30/2001           11,139       7,621
10/31/2001          11,179       7,768
11/30/2001          11,862       8,362
12/31/2001          12,068       8,435
1/31/2002           11,944       8,312
2/28/2002           12,006       8,153
3/31/2002           12,376       8,461
4/30/2002           12,325       7,945
5/31/2002           12,407       7,887
6/30/2002           11,646       7,325
7/31/2002           11,112       6,754
8/31/2002           11,215       6,798
9/30/2002           10,680       6,059
10/31/2002          10,886       6,595
11/30/2002          11,451       6,981
12/31/2002          11,248       6,574
1/31/2003           11,037       6,400
2/28/2003           10,763       6,303
3/31/2003           10,647       6,364
4/30/2003           11,332       6,888
5/31/2003           12,049       7,255
6/30/2003           12,312       7,344
7/31/2003           12,428       7,473
8/31/2003           12,776       7,625
9/30/2003           12,766       7,538
10/31/2003          13,451       7,966
11/30/2003          13,704       8,041
12/31/2003          14,256       8,454
1/31/2004           14,651       8,615
2/29/2004           14,705       8,733
3/31/2004           14,619       8,596
4/30/2004           14,502       8,464
5/31/2004           14,352       8,588
6/30/2004           14,673       8,747
7/31/2004           14,320       8,457
8/31/2004           14,374       8,491
9/30/2004           14,459       8,583
10/31/2004          14,523       8,721
11/30/2004          15,196       9,067
12/31/2004          15,787       9,376
1/31/2005           15,590       9,147
2/28/2005           15,863       9,340
3/31/2005           15,634       9,174
4/30/2005           15,437       9,000
5/31/2005           15,754       9,287
6/30/2005           15,994       9,300
7/31/2005           16,344       9,646
8/31/2005           16,180       9,558
9/30/2005           16,125       9,635
10/31/2005          15,896       9,474
11/30/2005          16,420       9,833
12/31/2005          16,510       9,836
1/31/2006           16,701      10,097
2/28/2006           16,757      10,124
3/31/2006           16,880      10,250
4/30/2006           17,003      10,388
5/31/2006           16,701      10,089
6/30/2006           16,544      10,102
7/31/2006           16,544      10,165
8/31/2006           16,846      10,406
9/30/2006           17,138      10,675
10/31/2006          17,631      11,022
11/30/2006          18,057      11,232
12/31/2006          18,451      11,390
1/31/2007           18,639      11,562
2/28/2007           18,416      11,336
3/31/2007           18,780      11,463
4/30/2007           19,473      11,970
5/31/2007           20,165      12,388
6/30/2007           20,036      12,182
7/31/2007           19,144      11,804
8/31/2007           19,308      11,981
9/30/2007           19,590      12,429
10/31/2007          20,177      12,627
11/30/2007          19,766      12,099
12/31/2007          19,504      12,015

/(1)/Investor, A and C shares commenced operations on July 9, 1999, July 8,
     2005, and August 26, 2005, respectively.

/(2)/Due to shareholder redemptions on August 21, 2005 net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented for the period August 21, 2005 to September 22, 2005 reflects performance of Investor shares of the Fund. Investor shares has the same net expense ratio as the A shares.

/(3)/For A shares and C shares, performance for the 5-year period and the since inception periods are blended average annual returns which include the returns of the Investor shares prior to the commencement of operations of the A shares or C shares, as applicable.

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007


SHARES  SECURITY DESCRIPTION                                      VALUE
------  ------------------------------------------------------  ----------
COMMON STOCKS 79.2%
CONSUMER DISCRETIONARY 7.7%
  8,000 Alaska Air Group, Inc. (a)                              $  200,080
  7,282 Columbia Sportswear Co.                                    321,063
  4,000 Costco Wholesale Corp.                                     279,040
 36,500 CVS Caremark Corp.                                       1,450,875
 18,700 D.R. Horton, Inc.                                          246,279
 25,100 Family Dollar Stores, Inc.                                 482,673
 18,250 Home Depot, Inc.                                           491,655
 28,000 Lowe's Cos., Inc.                                          633,360
  5,000 McDonald's Corp.                                           294,550
 23,100 Nike, Inc., Class B                                      1,483,944
  1,500 Office Depot, Inc. (a)                                      20,865
 15,250 Sally Beauty Holdings, Inc. (a)                            138,013
  7,400 Signet Group, plc, ADR                                     104,340
 50,850 Wal-Mart Stores, Inc.                                    2,416,900
  8,600 Yum! Brands, Inc.                                          329,122
                                                                ----------
                                                                 8,892,759
                                                                ----------
CONSUMER STAPLES 32.9%
337,800 Alliance One International, Inc. (a)                     1,374,846
 35,150 Altria Group, Inc.                                       2,656,637
  8,750 Amgen, Inc. (a)                                            406,350
 24,900 Andersons, Inc.                                          1,115,520
 22,850 Anheuser-Busch Cos., Inc.                                1,195,969
 28,304 Apollo Group, Inc. (a)                                   1,985,526
  7,250 Avon Products, Inc.                                        286,592
145,713 BioScrip, Inc. (a)                                       1,126,361
 14,950 Career Education Corp. (a)                                 375,843
 54,800 Coca-Cola Co.                                            3,363,076
 10,349 Coventry Health Care, Inc. (a)                             613,178
  4,662 Covidien, Ltd.                                             206,480
 16,800 Diageo, plc, ADR                                         1,441,944
 15,810 Express Scripts, Inc. (a)                                1,154,130
  1,600 FirstService Corp. (c)                                      31,360
  8,000 FirstService Corp. (a)                                     244,240
 17,250 GlaxoSmithKline, plc ADR                                   869,228
 33,887 Gruma SAB de CV, ADR                                       453,069
  1,930 H&R Block, Inc.                                             35,840
 41,400 Health Management Associates, Inc.                         247,572
  7,600 Helen of Troy, Ltd. (a)                                    130,264
  7,600 ITT Educational Services, Inc. (a)                         648,052
 12,150 Johnson & Johnson                                          810,405

See Notes to Financial Statements.

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007


SHARES SECURITY DESCRIPTION                                       VALUE
------ ------------------------------------------------------  -----------
32,468 Kraft Foods, Inc.                                       $ 1,059,431
17,070 LifePoint Hospitals, Inc. (a)                               507,662
77,010 Lincoln Educational Services Corp. (a)                    1,133,587
 9,750 MAXIMUS, Inc.                                               376,448
11,250 Merck & Co., Inc.                                           653,738
 8,760 National Beverage Corp.                                      70,430
 2,000 Nestle SA, ADR                                              229,652
45,200 Pfizer, Inc.                                              1,027,396
29,100 Quest Diagnostics, Inc.                                   1,539,390
11,450 Safeway, Inc.                                               391,704
12,004 Tesco, plc                                                  342,120
 9,000 Unilever NV                                                 328,140
25,900 UnitedHealth Group, Inc.                                  1,507,380
42,406 Universal Technical Institute, Inc. (a)                     720,902
13,100 UST, Inc.                                                   717,880
22,271 WellPoint, Inc. (a)                                       1,953,835
91,270 Western Union Co.                                         2,216,036
13,650 Wyeth                                                       603,193
27,850 Zimmer Holdings, Inc. (a)                                 1,842,277
                                                               -----------
                                                                37,993,683
                                                               -----------
ENERGY 2.8%
16,750 Chevron Corp.                                             1,563,278
 5,000 ConocoPhillips                                              441,500
   100 Consol Energy, Inc.                                           7,152
 7,613 El Paso Corp.                                               131,248
 1,200 Gazpromneft OAO, ADR                                         38,100
   800 LUKOIL, ADR                                                  67,600
    10 Patriot Coal Corp. (a)                                          417
   100 Peabody Energy Corp.                                          6,164
   250 PetroChina Co., Ltd., ADR                                    43,868
 3,900 Petroleo Brasileiro SA, ADR                                 449,436
 3,475 Spectra Energy Corp.                                         89,724
   550 Surgutneftegaz, ADR                                          34,100
 8,800 Willbros Group, Inc. (a)                                    336,952
                                                               -----------
                                                                 3,209,539
                                                               -----------
FINANCIALS 15.2%
 3,200 American Express Co.                                        166,464
28,550 American International Group, Inc.                        1,664,465
 1,280 Ameriprise Financial, Inc.                                   70,541
 1,050 AON Corp.                                                    50,075
 1,450 Assurant, Inc.                                               97,005
34,583 Bank of America Corp.                                     1,426,895

See Notes to Financial Statements.

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007


SHARES SECURITY DESCRIPTION                                       VALUE
------ ------------------------------------------------------  -----------
   502 Berkshire Hathaway, Inc., Class B (a)                   $ 2,377,472
47,393 Citigroup, Inc.                                           1,395,250
 2,500 Discover Financial Services                                  37,700
83,750 Marsh & McLennan Cos., Inc.                               2,216,862
 5,000 Morgan Stanley                                              265,550
12,500 Old Republic International Corp.                            192,625
 3,050 Plum Creek Timber Co., Inc. REIT                            140,422
 2,600 Student Loan Corp.                                          286,000
54,768 Travelers Cos., Inc.                                      2,946,518
83,766 Unum Group                                                1,992,793
51,850 Waddell & Reed Financial, Inc.                            1,871,266
 7,646 Washington Federal, Inc.                                    161,407
12,750 Washington Mutual, Inc. (a)                                 173,527
                                                               -----------
                                                                17,532,837
                                                               -----------
INDUSTRIALS 6.2%
44,450 AGCO Corp. (a)                                            3,021,711
23,600 Blount International, Inc. (a)                              290,516
 3,000 Boeing Co.                                                  262,380
12,655 Burlington Northern Santa Fe Corp.                        1,053,276
28,000 General Electric Co.                                      1,037,960
 2,200 Granite Construction, Inc.                                   79,596
   900 Simpson Manufacturing Co., Inc.                              23,931
  3500 Textainer Group Holdings, Ltd.                               50,855
 4,662 Tyco Electronics, Ltd.                                      173,100
 4,662 Tyco International, Ltd.                                    184,848
14,450 United Parcel Service, Inc., Class B                      1,021,904
                                                               -----------
                                                                 7,200,077
                                                               -----------
MATERIALS 3.6%
21,200 Alcoa, Inc.                                                 774,860
14,000 Cia Vale do Rio Doce ADR                                    457,380
47,350 Dow Chemical Co.                                          1,866,537
23,950 E.I. Du Pont de Nemours & Co.                             1,055,956
                                                               -----------
                                                                 4,154,733
                                                               -----------
TECHNOLOGY 2.6%
37,350 Dell, Inc. (a)                                              915,449
30,150 Microsoft Corp.                                           1,073,340
64,700 MoneyGram International, Inc.                               994,439
                                                               -----------
                                                                 2,983,228
                                                               -----------

See Notes to Financial Statements.

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007


SHARES                  SECURITY DESCRIPTION                      VALUE
------ ------------------------------------------------------  -----------
TELECOMMUNICATIONS 8.2%
20,750 AT&T, Inc.                                              $   862,370
57,100 Comcast Corp. (a)                                         1,042,646
 4,594 Discovery Holding Co. (a)                                   115,493
55,870 Interpublic Group of Cos., Inc. (a)                         453,106
36,275 Motorola, Inc.                                              581,851
49,150 SK Telecom Co., Ltd., ADR                                 1,466,636
53,750 Tele Norte Leste Participacoes SA, ADR                    1,036,300
21,760 Telecom Corp. of New Zealand, Ltd., ADR                     361,434
59,000 Telefonos de Mexico SAB de CV, ADR                        2,173,560
46,500 Time Warner, Inc.                                           767,715
14,990 Value Line, Inc.                                            603,497
                                                               -----------
                                                                 9,464,608
                                                               -----------
TOTAL COMMON STOCKS (Cost $72,902,721)                          91,431,464
                                                               -----------
NON-CONVERTIBLE PREFERRED STOCK 0.5%
UTILITIES 0.5%
   305 AEP Texas Central Co.                                        22,665
 1,500 Connecticut Light & Power, Series 1947                       55,500
 1,000 Connecticut Light & Power, Series 1947                       38,938
 1,500 Connecticut Light & Power, Series 1949                       55,125
 1,300 Great Plains Energy, Inc.                                   109,655
 4,000 Hawaiian Electric Co., Series C                              59,125
   300 Indianapolis Power & Light Co.                               22,097
   158 MidAmerican Energy Co.                                       12,219
   200 NSTAR Electric Co.                                           15,481
 1,000 Pacific Enterprises                                          82,500
   400 Peco Energy Co., Series A                                    29,430
   945 Public Service Electric & Gas Co., Series A                  71,801
   300 Westar Energy, Inc.                                          26,953
                                                               -----------
Total Non-Convertible Perferred Stock                              601,489
                                                               -----------
TOTAL PERFERRED STOCK (Cost $487,789)                              601,489
                                                               -----------
EXCHANGE TRADED FUNDS 0.3%
MUTUAL FUNDS 0.3%
10,000 iShares MSCI Germany Index Fund (Cost $94,200)              355,300
                                                               -----------

See Notes to Financial Statements.

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007


                                                                               MATURITY
PRINCIPAL SECURITY DESCRIPTION                                       RATE        DATE      VALUE
--------- ------------------------------------------------------ -----        ---------- ----------
CONVERTIBLE BONDS 1.8%
CONSUMER STAPLES 1.1%
 $300,000 Alliance One International, Inc.                       11.00%        5/15/2012 $  315,000
  700,000 Tenet Healthcare Corp.                                  6.38%        12/1/2011    640,500
  550,000 WCI Communications, Inc.                                7.88%        10/1/2013    291,500
                                                                                         ----------
                                                                                          1,247,000
                                                                                         ----------
ENERGY 0.3%
  115,000 El Paso Corp.                                           6.50%         6/1/2008    116,092
  190,000 El Paso Corp.                                           6.70%        2/15/2027    168,428
                                                                                         ----------
                                                                                            284,520
                                                                                         ----------
FINANCIALS 0.0%
  173,278 FINOVA Group, Inc. (b)                                  7.50%       11/15/2009     29,024
    6,127 Scotia Pacific Co., LLC, Series B (b)                   6.55%        7/20/2028      5,638
                                                                                         ----------
                                                                                             34,662
                                                                                         ----------
INDUSTRIALS 0.2%
   94,000 Waste Management, Inc.                                  7.38%         8/1/2010     99,350
   71,000 Waste Management, Inc.                                  7.65%        3/15/2011     77,871
                                                                                         ----------
                                                                                            177,221
                                                                                         ----------
UTILITIES 0.2%
  275,000 Sierra Pacific Power Co., Series A                      8.00%         6/1/2008    279,487
                                                                                         ----------
CONVERTIBLE BONDS (Cost $2,249,701)                                                       2,022,890
                                                                                         ----------

SHARES    SECURITY DESCRIPTION                                                             VALUE
------    ------------------------------------------------------                         ----------
FOREIGN MUNICIPAL BONDS 1.3%
UTILITIES 1.3%
1,500,000 Ontario Hydro Residual Strip (Canada), Series OC20 (d)  5.51%        10/1/2020    840,042
  356,000 Ontario Hydro Residual Strip (Canada) (d)               5.47%-5.65% 11/27/2020    197,758
  605,000 Ontario Hydro Residual Strip (Canada) (d)               5.61%       10/15/2021    321,161
  235,000 Ontario Hydro Residual Strip (Canada) (d)               5.75%        8/18/2022    119,427
                                                                                         ----------
TOTAL FOREIGN MUNICIPAL BONDS (Cost $914,447)                                             1,478,388
                                                                                         ----------

                                                                               MATURITY
PRINCIPAL SECURITY DESCRIPTION                                       RATE        DATE      VALUE
--------- ------------------------------------------------------ -----        ---------- ----------
US TREASURY SECURITIES 1.9%
  $65,000                            United States Treasury Note  3.75%        5/15/2008     65,096
  460,000                            United States Treasury Note  3.88%        7/15/2010    469,488
  685,000                            United States Treasury Note  4.38%        1/31/2008    685,964
1,000,000                            United States Treasury Note  4.63%        2/29/2008  1,002,344
                                                                                         ----------
TOTAL US TREASURY SECURITIES (Cost $2,207,635)                                            2,222,892
                                                                                         ----------

See Notes to Financial Statements.

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007


SHORT-TERM INVESTMENTS 14.6%

SHARES
------
MONEY MARKET FUNDS 6.3%
 7,321,249 Citi Institutional Cash Reserves, Class O (Cost
           $7,321,249)                                             $  7,321,249
                                                                   ------------

PRINCIPAL
---------
MONEY MARKET DEPOSIT ACCOUNT 8.3%
$9,608,685 Citibank Money Market Deposit Account, 4.13% (Cost
           $9,608,685)                                                9,608,685
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $16,929,934)*                     16,929,934
                                                                   ------------
TOTAL INVESTMENTS -- 99.6% (Cost $95,786,427)                      $115,042,357
OTHER ASSETS & LIABILITIES, NET -- 0.4%                                 449,914
                                                                   ------------
NET ASSETS -- 100.0%                                               $115,492,271
                                                                   ------------
--------
ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

(a) Non-income producing security.

(b) Securities are currently on default and are on scheduled interest or principal payment.

(c) When issued security.

(d) Zero coupon bond. Interest rate presented is yield to maturity.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation              $24,255,384
Gross Unrealized Depreciation               (4,999,454)
                                           -----------
Net Unrealized Appreciation (Depreciation) $19,255,930
                                           -----------

PORTFOLIO HOLDINGS
% OF NET ASSETS
Consumer Discretionary                        7.7%
Consumer Staples                             32.9%
Energy                                        2.8%
Financials                                   15.2%
Industrials                                   6.2%
Materials                                     3.6%
Technology                                    2.6%
Telecommunications                            8.2%
Utilities                                     0.5%
Exchange Traded Funds                         0.3%
Convertible Bonds                             1.8%
Foreign Municipal Bonds                       1.3%
US Treasury Securities                        1.9%
Short-Term Investments and Other Net Assets  15.0%
                                            -----
                                            100.0%
                                            =====

See Notes to Financial Statements.

AUXIER FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007



ASSETS
   Total investments, at value (Cost $95,786,427)           $115,042,357
   Receivables:
       Fund shares sold                                          263,407
       Investment securities sold                                398,365
       Dividends and interest                                    329,858
                                                            ------------
Total Assets                                                 116,033,987
                                                            ------------
LIABILITIES
   Payables:
       Fund shares redeemed                                      171,526
       Investment securities purchased                           188,275
       Dividends                                                  62,715
   Accrued Liabilities:
       Investment adviser fees                                   119,059
       Trustees' fees and expenses                                    46
       Distribution fees                                              95
                                                            ------------
Total Liabilities                                                541,716
                                                            ------------
NET ASSETS                                                  $115,492,271
                                                            ============
COMPONENTS OF NET ASSETS
   Paid-in capital                                          $ 95,944,824
   Accumulated undistributed (distributions in excess
     of) net investment income                                    15,652
   Accumulated net realized gain (loss) on investments
     and foreign currency transactions                           275,864
   Net unrealized appreciation (depreciation) on
     investments and foreign currency translations            19,255,931
                                                            ------------
NET ASSETS                                                  $115,492,271
                                                            ============
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES
  AUTHORIZED)
   Investor Shares                                             7,275,124
   A Shares                                                       17,565
   C Shares                                                        1,997
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE
   Investor Shares (based on net assets of
     $115,182,082)                                          $      15.83
                                                            ------------
   A Shares (based on net assets of $278,306)               $      15.84
                                                            ------------
   A Shares Maximum Public Offering Price Per Share
     (net asset value per share/94.25%)                     $      16.81
                                                            ------------
   C Shares (based on net assets of $31,883)                $      15.97
                                                            ------------

                      See Notes to Financial Statements.

AUXIER FOCUS FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2007


INVESTMENT INCOME
   Dividend income (net of foreign taxes withheld of
     $5,268)                                                $ 1,098,174
   Interest income                                              368,004
                                                            -----------
Total Investment Income                                       1,466,178
                                                            -----------
EXPENSES
   Investment advisor fees                                      787,709
   Distribution fees:
       A Shares                                                     442
       C Shares                                                     239
   Trustees' fees and expenses                                    2,239
                                                            -----------
Total Expenses                                                  790,629
   Expenses reimbursed                                           (2,741)
                                                            -----------
Net Expenses                                                    787,888
                                                            -----------
NET INVESTMENT INCOME (LOSS)                                    678,290
                                                            -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments and foreign
     currency transactions                                    1,582,351
   Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency translations                                   (5,394,368)
                                                            -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS                          (3,812,017)
                                                            -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           $(3,133,727)
                                                            ===========

                      See Notes to Financial Statements.

AUXIER FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                               SIX MONTHS ENDED   YEAR ENDED
                                               DECEMBER 31, 2007 JUNE 30, 2007
                                               ----------------- -------------
OPERATIONS
   Net investment income (loss)                  $    678,290    $  2,632,187
   Net realized gain (loss) on
     investments and foreign currency
     transactions                                   1,582,351       1,980,859
   Net change in unrealized appreciation
     (depreciation) on investments                 (5,394,368)     16,389,967
                                                 ------------    ------------
Increase (Decrease) in Net Assets from
  Operations                                       (3,133,727)     21,003,013
                                                 ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income:
       Investor Shares                             (2,236,671)     (1,911,461)
       A Shares                                        (5,400)        (10,239)
       C Shares                                          (264)           (413)
   Net realized gains:
       Investor Shares                             (3,280,115)     (3,211,699)
       A Shares                                        (9,142)        (15,576)
       C Shares                                          (906)         (1,231)
                                                 ------------    ------------
Total Distributions To Shareholders                (5,532,498)     (5,150,619)
                                                 ------------    ------------
CAPITAL SHARE TRANSACTIONS
   Sale of Shares
       Investor Shares                              8,107,856      10,449,713
       A Shares                                         3,418         191,821
       C Shares                                           461           5,864
   Reinvestment of distributions:
       Investor Shares                              5,380,424       5,024,561
       A Shares                                        14,542          25,815
       C Shares                                         1,170           1,644
   Redemption of shares:
       Investor Shares                             (6,446,833)    (18,129,894)
       A Shares                                      (112,780)       (283,189)
       C Shares                                       (17,986)        (10,936)
   Redemption fees                                      4,834          14,574
                                                 ------------    ------------
Increase (Decrease) From Capital
  Transactions                                      6,935,106      (2,710,027)
                                                 ------------    ------------
Increase (Decrease) in Net Assets                  (1,731,119)     13,142,367
NET ASSETS
   Beginning of Period                            117,223,390     104,081,023
                                                 ------------    ------------
   End of Period (a)                             $115,492,271    $117,223,390
                                                 ============    ============
(a)Accumulated undistributed
   (distributions in excess of) net
   investment income                             $     15,652    $  1,579,697
                                                 ------------    ------------

                      See Notes to Financial Statements.

AUXIER FOCUS FUND
FINANCIAL HIGHLIGHTS



These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                           NET                                                                   ENDING
                                         REALIZED                        DISTRIBUTIONS                            NET
               BEGINNING    NET            AND       TOTAL    ----------------------------------                 ASSET
               NET ASSET INVESTMENT     UNREALIZED    FROM     FROM NET  FROM NET      TOTAL                     VALUE
               VALUE PER   INCOME          GAIN    INVESTMENT INVESTMENT REALIZED  DISTRIBUTIONS  REDEMPTION      PER
                 SHARE     (LOSS)         (LOSS)   OPERATIONS   INCOME    GAINS   TO SHAREHOLDERS  FEES (B)      SHARE
               --------- ----------     ---------- ---------- ---------- -------- --------------- ----------     ------
INVESTOR
SHARES
Six
  Months
  Ended
  December 31,
  2007          $17.06     $0.10    (b)   $(0.55)    $(0.45)    $(0.31)   $(0.47)     $(0.78)         --     (g) $15.83
Year
  Ended
  June 30,
  2007           14.76      0.38    (b)     2.66       3.04      (0.27)    (0.47)      (0.74)         --     (g)  17.06
Year
  Ended
  June 30,
  2006           14.64      0.21    (b)     0.30       0.51      (0.18)    (0.21)      (0.39)         --     (g)  14.76
Year
  Ended
  June 30,
  2005           13.74      0.15    (b)     1.08       1.23      (0.08)    (0.25)      (0.33)         --     (g)  14.64
Year
  Ended
  June 30,
  2004 (c)       11.68      0.13    (b)     2.10       2.23      (0.17)       --       (0.17)         --          13.74
Year
  Ended
  June 30,
  2003 (c)       11.33      0.20            0.42       0.62      (0.10)    (0.17)      (0.27)         --          11.68
A SHARES
(H)
Six
  Months
  Ended
  December 31,
  2007           17.07      0.10    (b)    (0.55)     (0.45)     (0.31)    (0.47)      (0.78)         --     (g)  15.84
Year
  Ended
  June 30,
  2007           14.77      0.41    (b)     2.63       3.04      (0.27)    (0.47)      (0.74)         --          17.07
July 8,
  2005
  through
  June 30,
  2006 (i)       14.81      0.21    (b)     0.14       0.35      (0.18)    (0.21)      (0.39)         --          14.77
C SHARES
Six
  Months
  Ended
  December 31,
  2007           17.08      0.03    (b)    (0.54)     (0.51)     (0.13)    (0.47)      (0.60)         --          15.97
Year
  Ended
  June 30,
  2007           14.78      0.25    (b)     2.67       2.92      (0.15)    (0.47)      (0.62)         --          17.08

  August 26,
  2005
  through
  June 30,
  2006 (i)       14.70      0.11    (b)     0.24       0.35      (0.06)    (0.21)      (0.27)         --          14.78

--------
(a) Annualized for periods less than one year.

(b) Calculated based on average shares outstanding for the period.

(c) Audited by another Independent Registered Public Accounting Firm.

(d) Not annualized for periods less than one year.

(e) Total return does not include the effect of front-end sales charges or contingent deferred sales charges.

(f) Reflects the expense ratio excluding any waivers and/or reimbursements.

(g) Less than $0.01 per share.

(h) Due to shareholder redemptions, on August 21, 2005 net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented is for the period July 8, 2005 through June 30, 2006.

(i) A and C shares commenced operations on July 8, 2005 and August 26, 2005, respectively.

                      See Notes to Financial Statements.

                                                                       RATIOS TO AVERAGE
                                                                        NET ASSETS (A)
                                                              ----------------------------------
                                               NET ASSETS AT       NET                            PORTFOLIO
                                   TOTAL       END OF PERIOD   INVESTMENT     NET       GROSS     TURNOVER
                               RETURN (D) (E) (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES (F) RATE (D)
                               -------------- --------------- ------------- -------- ------------ ---------
INVESTOR SHARES
Six Months Ended December 31,
  2007                             (2.65%)       $115,182          1.16%      1.35%      1.35%        9%
Year Ended June 30, 2007           21.11%         116,774          2.40%      1.35%      1.36%       16%
Year Ended June 30, 2006            3.44%         103,642          1.44%      1.35%      1.36%       28%
Year Ended June 30, 2005            9.01%          96,395          1.09%      1.35%      1.35%       28%
Year Ended June 30, 2004 (c)       19.17%          63,885          0.97%      1.35%      1.35%       18%
Year Ended June 30, 2003 (c)        5.72%          25,141          1.89%      1.35%      1.36%       37%
A SHARES (H)
Six Months Ended December 31,
  2007                             (2.59)             278          1.13%      1.35%      1.60%        9%
Year Ended June 30, 2007           21.10              399          2.59%      1.35%      1.60%       16%
July 8, 2005 through June 30,
  2006 (i)                          2.32              392          1.56%      1.35%      1.61%       28%
C SHARES
Six Months Ended December 31,
  2007                             (3.00)              32         36.00%      2.10%      2.35%        9%
Year Ended June 30, 2007           20.18               51          1.61%      2.10%      2.36%       16%
August 26, 2005 through
  June 30, 2006 (i)                 2.38               47          0.84%      2.10%      2.36%       28%

                      See Notes to Financial Statements.

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007



NOTE 1. ORGANIZATION

The Auxier Focus Fund (the "Fund") is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-nine investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers three classes of shares: Investor Shares, A Shares, and C Shares. Investor Shares, A Shares and C Shares commenced operations on July 9, 1999, July 8, 2005 and August 26, 2005, respectively.

The Fund's investment objective is to achieve long-term capital appreciation by investing primarily in a portfolio of common stocks that the Fund's investment adviser believes offer growth opportunities at a reasonable price. The Fund is intended for long-term investors.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Shares of open end mutual funds are valued at net asset value. Any short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007


FOREIGN CURRENCY - Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

The Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS--In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007



In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Auxier Asset Management, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to a management agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.35% of the Fund's average daily net assets.

Under the terms of the management agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, the transfer agent's basis point fees, and extraordinary and non-recurring expenses

DISTRIBUTION - Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citi Fund Services, LLC ("Citi") or its affiliated companies. The Fund has adopted a distribution plan for A shares and C shares of the Fund in accordance with Rule 12b-1 of the 1940 Act ("Distribution Plan"). Under the Distribution Plan the Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% and 1.00%, respectively, of the average daily net assets of A and C shares. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the period ended December 31, 2007, the Distributor received $19 of the front-end sales charges assessed on the sale of A Shares. The Distributor did not retain any commissions from the contingent deferred sales charges assessed on A Shares purchased without an initial sales charge and redeemed less than one year after they are purchased. The Distributor did not retain any commissions from contingent deferred sales charges assessed on purchases of $1 million or more of C Shares that are liquidated in whole or in part within one year of purchase.

OTHER SERVICES PROVIDERS

Citi provides administration, custody services, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citi are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies of or which securities are to be purchased or sold by the Trust or Fund. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership in the Distributor.

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007



NOTE 4. EXPENSE REIMBURSEMENTS

During the period the Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through October 31, 2008 to the extent necessary to maintain the total operating expenses at 1.35% of average daily net assets of the Investor shares and A shares and 2.10% of average daily net assets of C shares. These contractual waivers may be changed or eliminated at any time with approval by the Board of Trustees. For the period ended December 31, 2007, expenses reimbursed were $2,741.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the period ended December 31, 2007, were $9,569,312 and $15,691,206 respectively.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of June 30, 2007, distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income          $ 1,704,278
Undistributed Long-Term Gain             1,893,036
Unrealized Appreciation (Depreciation)  24,616,356
                                       -----------
Total                                  $28,213,670
                                       ===========

The difference between components of distributable earnings on a tax basis and the amount reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid as of June 30, 2007 and 2006 were as follows:

                          2007       2006
                       ---------- ----------
Ordinary Income        $1,922,113 $1,215,096
Long-term Capital Gain  3,232,506  1,417,719

NOTE 7. SHARE TRANSACTIONS

Share Transactions for the Fund were as follows:

                                            SIX MONTHS ENDED   YEAR ENDED
                                            DECEMBER 31, 2007 JUNE 30, 2007
                                            ----------------- -------------
Sales of Shares:
Investor Shares                                  486,467          664,908
   A Shares                                          204           12,462
   C Shares                                           28              372
Reinvestment of distributions:
Investor Shares                                  332,967          317,807
   A Shares                                          899            1,632
   C Shares                                           71              104
Redemption of shares:
   Investor Shares                              (388,692)      (1,157,996)
   A Shares                                       (6,888)         (17,258)
   C Shares                                       (1,068)            (692)
                                                --------       ----------
Increase (decrease) from share transactions      423,988         (178,661)
                                                ========       ==========

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007



NOTE 8. OTHER INFORMATION

On December 31, 2007, one shareholder held approximately 42% of the Fund's outstanding Investor shares. The shareholder is an omnibus account, which is held on behalf of several individual shareholders. On the aforementioned date, two shareholders held approximately 27% of the Fund's outstanding A shares. On the aforementioned date, two shareholders held 100% of the Fund's outstanding C shares.

AUXIER FOCUS FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2007


PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (877) 328-9437 and on the SEC's website at www.sec.gov. The Fund's proxy voting records for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund to such costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

AUXIER FOCUS FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2007



                    BEGINNING        ENDING
                  ACCOUNT VALUE   ACCOUNT VALUE   EXPENSES PAID    ANNUALIZED
                  JULY 1, 2007  DECEMBER 31, 2007 DURING PERIOD* EXPENSE RATIO*
                  ------------- ----------------- -------------- --------------
INVESTOR SHARES
Actual Return       $1,000.00       $  973.45         $ 6.70          1.35%
Hypothetical
  Return
(5% return
  before
  expenses)         $1,000.00       $1,018.35         $ 6.85          1.35%
A SHARES
Actual Return       $1,000.00       $  974.06         $ 6.70          1.35%
Hypothetical
  Return            $1,000.00       $1,018.35         $ 6.85          1.35%
(5% return
  before
  expenses)
C SHARES
Actual Return       $1,000.00       $  969.95         $10.40          2.10%
Hypothetical
  Return            $1,000.00       $1,014.58         $10.63          2.10%
(5% return
  before
  expenses)

* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

                               AUXIER FOCUS FUND

                             FOR MORE INFORMATION

                                P.O. Box 182218
                           Columbus, Ohio 43218-2218
                                 (877) 3AUXIER
                                (877) 328-9437

                              INVESTMENT ADVISOR
                         Auxier Asset Management, LLC
                            5000 S.W. Meadows Road
                                   Suite 410
                           Lake Oswego, Oregon 97035

                                TRANSFER AGENT
                            Citi Fund Services, LLC
                                P.O. Box 182218
                           Columbus, Ohio 43218-2218

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                        Two Portland Square, 1st Floor
                             Portland, Maine 04101
                               www.foresides.com

                                  104-sr-1207

[LOGO] DFDENT

                                    PREMIER
                                  GROWTH FUND

                              SEMI-ANNUAL REPORT
                                  (UNAUDITED)

                               DECEMBER 31, 2007




[LOGO] DFDENT

                               AND COMPANY, INC.
                             --------------------
                              INVESTMENT COUNSEL

                               2 PORTLAND SQUARE
                             PORTLAND, MAINE 04101
                          (866) 2DF-DENT (TOLL FREE)

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2007

Dear Fellow Shareholders:

PERFORMANCE

Your Fund experienced a +5.40% total return for the first 6 months of the current fiscal year (7/1/2007 - 12/31/07) compared to a -1.37% total return for the S&P 500 Composite Index (the "S&P 500"), the benchmark we use for performance comparisons. For the 1-year, 5-year and since inception
(7/16/01) periods, your Fund generated average annual returns of +16.55%, +17.74%, and +10.00%, respectively. In the twelve month period ending 12/31/2007, your Fund outperformed the S&P 500 in each calendar quarter resulting in total outperformance for the twelve month period of +11.06%, certainly one of our better years. Since inception, the Fund has a cumulative return of +85.06% versus the S&P 500's cumulative return of +36.89%, an outperformance of +48.17%. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 866-233-3368. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) IS 1.25%. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSE RATIO DOES NOT EXCEED 1.15%, WHICH IS IN EFFECT UNTIL OCTOBER 31, 2008)

For the twelve month period ending 12/31/2007, Lipper Inc. ranked your Fund with its +16.55% return at #212 out of 518 funds in their Multi-Cap Growth Funds peer group which averaged a +14.99% return. Lipper ranks funds in various categories by making comparative calculations using total returns.

Recent Lipper rankings are as follows:

            AS OF JANUARY 31, 2008    FUND RANKING OUT OF PERCENTILE
            ----------------------    ------------ ------ ----------
            One year                      183       525      35%
            Three years                    94       399      24%
            Five years                     60       344      17%

COMMENTARY

Despite the market's volatility, 2007 was a year in which your Fund benefited from certain underlying trends. The "Management Discussion of Fund Performance", which follows this letter, details some of these trends and the particular holdings which benefited within your Fund. Rising energy prices drove your Fund's energy and energy service company stocks higher. Increased global spending on infrastructure benefited your Fund's holdings in engineering and construction companies. Strong corporate profitability and large capital pools provided growing market liquidity contributing to 3 tender offers for companies in the portfolio. Lastly, your Fund was significantly underweighted in the financial sector and avoided investments in companies in real estate and housing, all major problem areas in the past year.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2007


One year ago as well as two years ago, I wrote in this letter that we believed mid and large capitalization stocks would outperform small capitalization issues. Accordingly, the large capitalization component was increased and the small capitalization component of your Fund was reduced as follows:

                                    12/31/05* 12/31/06* 12/31/07*
               -                    --------- --------- ---------
               Large Capitalization   34.9%     39.4%    52.51%
               Mid Capitalization     45.7%     44.6%    41.09%
               Small Capitalization   16.0%      8.6%     4.73%
               Reserve Funds           3.4%      7.4%     1.67%
                                     ------    ------    ------
               Total Fund            100.0%    100.0%    100.0%
                                     ======    ======    ======

----------------------------------------
*  Percentages calculated based on total value of investments.

One year ago I also wrote that we believed the small capitalization sector as represented by the Russell 2000 Index was overvalued relative to the large and mid capitalization sector and consequently would underperform in 2007. In 2007, this happened as the Russell 2000 had a -1.57% total return underperforming the S&P 500's +5.49% return by -7.06%.

CONCENTRATION

While your Fund is sufficiently diversified from industrial, geographic and market sector allocations, we believe that greater concentration in "best in class"** core holdings may enhance performance in the future as happened in 2007. The concentration in the 10 largest positions in the portfolio was intentionally increased this past year:

           TOP 10 HOLDINGS                 12/31/05 12/31/06 12/31/07
           ---------------                 -------- -------- --------
           % of Fund                        27.10%   25.6%    33.7%
           Average Position Size of Top 10   2.71%   2.56%    3.37%

We believe there is room for further concentration in what we deem the best companies and intend to increase the weighting in the Top 10 holdings in the future.

To use a baseball analogy, we consider the Top 10 holdings list to be our Major League Team. The remainder of the Fund's portfolio represents our AAA and AA farm teams. We believe there are many future All Stars on the farm teams. There is nothing secondary about them. We are merely researching them over extended timeframes as they develop to determine which are promoted to the Major League.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2007


OUTLOOK

As I write this, there are volatile market declines amid great uncertainty about the future, and as we all know, markets hate uncertainty. We believe much of this uncertainty will be resolved by mid 2008. The outlook for interest rates, inflation, the weakened economy, presidential politics, Iraq, and the extent of the damage to corporate balance sheets from reckless lending practices may begin to come into clearer focus by mid year. Some of the developments could be negative, but we believe the uncertainty will diminish. We have very often found that the removal of uncertainty from an investment situation, even when the conclusion is negative, relieves many investors and results in potential for positive market reaction. Consequently, we expect difficult markets in the first half of 2008 followed by recovery in the second half of the year. We will endeavor to position your Fund to prosper in this environment.

As always, we appreciate the trust you have conveyed to us and will work diligently on your behalf.

Respectfully submitted,

/s/ Dan Dent

Daniel F. Dent


** The determination of "best in class" is the opinion of the Fund's Adviser and such opinion is subject to change. Those companies which hold leading market share positions, strong growth prospects, good profitability, and management teams known for integrity and good corporate governance are generally considered to be "best in class".

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2007

For the first six months of the fiscal year beginning July 1, 2007 your Fund experienced a total return of +5.40% versus a total return of -1.37% for the S&P 500 Index, the benchmark we use for performance comparisons. Cumulative performance versus the S&P 500 Index for various periods ending December 31, 2007 was as follows:

                             DF DENT PREMIER                 OUTPERFORMANCE
    PERIOD ENDING 12/31/07     GROWTH FUND   S&P 500 INDEX (UNDERPERFORMANCE)
    ----------------------   --------------- ------------- ------------------
   Six Months                    + 5.40%        (1.37)%         + 6.77%
   Twelve Months                 +16.55%        + 5.49%         +11.06%
   Inception (7/16/01)           +85.06%        +36.89%         +48.17%

Consequently, your Fund outperformed its S&P 500 benchmark for the past 12 month and 6 month periods by 11.06% and 6.77%, respectively.

In the Multi-cap Growth peer group, Lipper Inc. has ranked the performance of the DF Dent Premier Growth Fund (DFDPX) for periods ending December 31, 2007 as follows (Lipper ranks funds in various categories by making comparative calculations using total returns):

                                        ONE YEAR THREE YEARS FIVE YEARS
        -                               -------- ----------- ----------
        DFDPX Rank                          212        92          69
        #Multi-Cap Growth Funds             518       399         339
        % Ranking                         40.9%     23.1%       20.4%
        DFDPX Annual Total Return        16.55%    12.72%      17.74%
        Peer Group Average Total Return  14.99%    10.69%      15.45%

Your Fund continued its policy of an annual distribution of net realized capital gains this past December:

                 December 2005 Distribution per share $0.09917
                 December 2006 Distribution per share $0.17268
                 December 2007 Distribution per share $0.23499*

----------------------------------------
* While prior distributions were entirely net long term capital gains, the December 2007 distribution included $0.00280 per share of net short term capital gains.

While it is the Adviser's policy to distribute annually all realized net long term capital gains, this year's distribution included a small net short term capital gain. This was the result of tender offers accepted for issues held less than one year and expense reduction from waived management fees.

Three significant market factors that had a positive impact affecting your Fund's performance were abundant market liquidity, rising energy prices, and increasing global infrastructure spending. First, corporate liquidity, private capital funds and sovereign-wealth funds all sought investment outlets for massive cash

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2007

accumulations. The resulting market liquidity provided funding for numerous tender offers in 2007. Your Fund received tender offers for three holdings:
Keystone Automotive, Caremark, and OMI Corporation in 2007. Second, your Fund's holdings in energy companies (Apache Corporation, St. Mary Land & Exploration, and Ultra Petroleum Corporation) and energy service companies (Schlumberger, Smith International and Core Laboratories) positioned the portfolio to benefit from rising energy prices and markets. Third, your adviser maintained large positions throughout 2007 in companies that benefited from global infrastructure spending. Construction and engineering companies (Chicago Bridge and Iron and Jacobs Engineering) experienced significant growth, and the stocks of both companies more than doubled in 2007 contributing to your Fund's performance.

Your Fund outperformed its S&P 500 benchmark because of these three factors as well as its underweighted position in financials that performed terribly in 2007.

The major strategy used to manage your Fund has remained constant over the past 2 years:

   "The primary strategy employed in managing your Fund is to identify well-managed growth companies, to invest in their common stocks at reasonable prices and to hold these stocks for a long period of time."

Emphasis was placed upon those companies that your Fund's Adviser considers to be the "best in class" market leaders in selected sectors characterized by positive industry and investment fundamentals - in other words, "good companies with the wind at their backs". Examples of such companies that performed well in 2007 are Iron Mountain, Idexx Laboratories, Garmin, Stryker, and T. Rowe Price. In addition, your Fund's positions in energy and construction and engineering represented major strategic emphasis with the portfolio.

Some of the key trends affecting your Fund's investments were:

More regulations requiring greater compliance and records management favoring Iron Mountain; athletic "Baby Boomers" needing hip and knee replacement favoring Stryker; increased awareness by these "Baby Boomers" for retirement planning and investment services favoring T. Rowe Price; and more pets per household with more owner healthcare dollars spent per pet favoring Idexx Laboratories and VCA Antech.

Two notable sectors that underperformed were financials and retailers. Investor worries over asset backed securities (sub-prime mortgages in particular) caused weakness in banks, insurance companies and other financial institutions holding such issues. Even those financial institutions with little exposure to these securities performed poorly as a group. Retail companies also underperformed as higher gas prices and lower house values brought fears of continued weakening in consumer spending. Tractor Supply, Pool Corporation (liquidated from your Fund in 2007), and Carmax underperformed as consumer spending softened in 2007.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2007


Those securities that contributed the most and declined the most during 2007 were:

     5 BEST CONTRIBUTORS
     -------------------
                                    REALIZED AND UNREALIZED
                                       APPRECIATION AND
                                      INCOME IN CALENDAR      PER SHARE
     INVESTMENTS                           YEAR 2007        AS OF 12/31/07
     -----------                    ----------------------- --------------
     Chicago Bridge & Iron Co. NV        $6,125,160.32           40.7c
     Jacobs Engineering Group, Inc.       5,305,464.82           35.3c
     Ultra Petroleum Corporation          2,257,057.40           15.0c
     T. Rowe Price Group, Inc.            2,083,117.75           13.9c
     Idexx Laboratories, Inc.             1,999,813.15           13.3c
                                        --------------          -----
                                        $17,770,613.44          118.2c
                                        ==============          =====

        5 POOREST CONTRIBUTORS
        ----------------------
                                 REALIZED AND UNREALIZED
                                   LOSS AND INCOME IN      PER SHARE
        INVESTMENTS                CALENDAR YEAR 2007    AS OF 12/31/07
        -----------              ----------------------- --------------
        NII Holdings Inc.            ($2,743,085.29)          (8.2c)
        East West Bancorp, Inc.       (1,873,054.51)         (10.3c)
        Carmax, Inc.                  (1,701,276.56)         (11.3c)
        Houston Wire & Cable Co.      (1,555,000.93)         (12.5c)
        UTi Worldwide, Inc.           (1,230,858.74)         (18.2c)
                                     --------------          -----
                                     ($9,103,276.03)         (60.5c)
                                     ==============          =====

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2007

                          DF DENT PREMIER GROWTH FUND
                         FIVE LARGEST EQUITY HOLDINGS
                               DECEMBER 31, 2007

                                                                     PERCENT OF
                                                TOTAL      MARKET    NET ASSETS
QUANTITY               SECURITY                 COST       VALUE     OF THE FUND
--------               --------                 -----      ------    -----------

217,000  Chicago Bridge & Iron Co. NV         $6,373,706 $13,115,480    4.85%
118,000  Jacobs Engineering Group, Inc.        5,851,594  11,281,980    4.17%
160,000  T. Rowe Price Group, Inc.             6,785,916   9,740,800    3.60%
155,000  Idexx Laboratories, Inc.              6,546,928   9,087,650    3.36%
196,000  Expeditors International Washington,
           Inc.                                8,144,846   8,757,280    3.24%

THE FUND INVESTS IN SMALL AND MEDIUM SIZE COMPANIES. INVESTMENTS IN THESE COMPANIES, ESPECIALLY SMALLER COMPANIES, CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK.

The views in this report were those of the Fund manager as of December 31, 2007 and may not reflect his views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. One cannot invest directly in an index.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING 866.233.3368. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2007

--------------------------------------------------------------------------------
The graph and table reflect the change in value of a hypothetical $100,000 investment in the DF Dent Premier Growth Fund, including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, OR A GUARANTEE OF FUTURE RESULTS. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

   AVERAGE ANNUAL TOTAL      SIX MONTHS                       SINCE INCEPTION
   RETURN AS OF 12/31/07  (NOT ANNUALIZED) ONE YEAR FIVE YEAR    07/16/01
   ---------------------  ---------------- -------- --------- ---------------
   DF Dent Premier Growth
     Fund                        5.40%      16.55%   17.74%       10.00%
   S&P 500 Index                (1.37%)      5.49%   12.82%        4.98%
   INVESTMENT VALUE ON
   12/31/07
   -------------------           -            -         -            -
   DF Dent Premier Growth
     Fund                     $185,059
   S&P 500 Index              $136,887

                                    [CHART]

                   DF Dent Premier Growth Fund         S&P 500 Index
                   ---------------------------         -------------
       7/16/2001            $100,000                     $100,000
       7/31/2001             102,600                      100,752
       8/31/2001              98,700                       94,445
       9/30/2001              93,400                       86,818
      10/31/2001              95,800                       88,496
      11/30/2001             102,000                       95,260
      12/31/2001             105,300                       96,095
       1/31/2002             101,000                       94,692
       2/28/2002             101,000                       92,885
       3/31/2002             102,400                       96,396
       4/30/2002              99,800                       90,517
       5/31/2002              99,200                       89,850
       6/30/2002              89,200                       83,450
       7/31/2002              83,000                       76,945
       8/31/2002              84,200                       77,450
       9/30/2002              77,600                       69,033
      10/31/2002              81,700                       75,137
      11/30/2002              85,600                       79,529
      12/31/2002              81,800                       74,890
       1/31/2003              79,900                       72,915
       2/28/2003              78,300                       71,803
       3/31/2003              77,700                       72,500
       4/30/2003              85,400                       78,472
       5/31/2003              90,500                       82,653
       6/30/2003              91,500                       83,668
       7/31/2003              94,600                       85,135
       8/31/2003              98,600                       86,866
       9/30/2003              96,300                       85,873
      10/31/2003             103,600                       90,759
      11/30/2003             106,500                       91,612
      12/31/2003             109,600                       96,314
       1/31/2004             113,200                       98,152
       2/29/2004             115,800                       99,496
       3/31/2004             117,000                       97,933
       4/30/2004             116,600                       96,423
       5/31/2004             116,000                       97,837
       6/30/2004             119,000                       99,647
       7/31/2004             115,100                       96,349
       8/31/2004             113,500                       96,739
       9/30/2004             116,700                       97,786
      10/31/2004             117,900                       99,359
      11/30/2004             124,900                      103,297
      12/31/2004             129,200                      106,812
       1/31/2005             125,900                      104,209
       2/28/2005             129,200                      106,402
       3/31/2005             127,300                      104,518
       4/30/2005             123,300                      102,535
       5/31/2005             128,700                      105,798
       6/30/2005             131,400                      105,948
       7/31/2005             138,900                      109,888
       8/31/2005             138,800                      108,886
       9/30/2005             139,700                      109,767
      10/31/2005             137,500                      107,938
      11/30/2005             144,700                      112,020
      12/31/2005             145,175                      112,058
       1/31/2006             149,202                      115,026
       2/28/2006             152,826                      115,338
       3/31/2006             156,350                      116,774
       4/30/2006             156,451                      118,342
       5/31/2006             150,813                      114,936
       6/30/2006             152,121                      115,092
       7/31/2006             151,215                      115,802
       8/31/2006             152,222                      118,557
       9/30/2006             156,249                      121,612
      10/31/2006             158,565                      125,575
      11/30/2006             159,974                      127,963
      12/31/2006             158,786                      129,758
       1/31/2007             164,079                      131,720
       2/28/2007             163,265                      129,144
       3/31/2007             163,469                      130,588
       4/30/2007             169,576                      136,373
       5/31/2007             175,988                      141,132
       6/30/2007             175,581                      138,787
       7/31/2007             175,683                      134,484
       8/31/2007             180,874                      136,500
       9/30/2007             187,694                      141,605
      10/31/2007             193,088                      143,857
      11/30/2007             185,658                      137,843
      12/31/2007             185,059                      136,887


                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

             SHARES         SECURITY DESCRIPTION           VALUE
            --------- --------------------------------- ------------
            COMMON STOCK - 98.5%
            AGRIBUSINESS - 0.1%
                7,000 Archer-Daniels Midland Co.        $    325,010
                                                        ------------
            ASSET MANAGEMENT - 3.6%
              160,000 T. Rowe Price Group, Inc.            9,740,800
                                                        ------------
            AUTOMOTIVE - 2.7%
              370,000 Carmax, Inc.(a)                      7,307,500
                                                        ------------
            BANKING - 1.7%
              185,000 EastWest Bancorp, Inc.               4,482,550
                                                        ------------
            BUSINESS SERVICES - 8.5%
              100,000 Ansys, Inc.(a)                       4,146,000
               75,200 Autodesk, Inc.(a)                    3,741,952
              190,000 Heartland Payment Systems, Inc.      5,092,000
              210,000 Iron Mountain, Inc.(a)               7,774,200
               60,000 Paychex, Inc.                        2,173,200
                                                        ------------
                                                          22,927,352
                                                        ------------
            DISTRIBUTION - 3.8%
              190,000 Fastenal Co.                         7,679,800
              180,000 Houston Wire & Cable Co.             2,545,200
                                                        ------------
                                                          10,225,000
                                                        ------------
            ENERGY SERVICES - 3.3%
               60,000 Schlumberger, Ltd.                   5,902,200
               40,000 Smith International, Inc.            2,954,000
                                                        ------------
                                                           8,856,200
                                                        ------------
            ENERGY SOURCES - 7.2%
               39,000 Apache Corp.                         4,194,060
               13,000 Core Laboratories NV(a)              1,621,360
              137,000 St. Mary Land & Exploration Co.      5,289,570
              117,000 Ultra Petroleum Corp.(a)             8,365,500
                                                        ------------
                                                          19,470,490
                                                        ------------
            ENGINEERING - 9.0%
              217,000 Chicago Bridge & Iron Co. NV        13,115,480
              118,000 Jacobs Engineering Group, Inc.(a)   11,281,980
                                                        ------------
                                                          24,397,460
                                                        ------------
            ENTERTAINMENT - 0.8%
               60,000 Clear Channel Communications,
                      Inc.                                 2,071,200
                                                        ------------
            HEALTH CARE SERVICES - 4.4%
               68,000 Genentech, Inc.(a)                   4,560,760
               65,000 Healthways, Inc.(a)                  3,798,600
              180,000 PSS World Medical, Inc.(a)           3,522,600
                                                        ------------
                                                          11,881,960
                                                        ------------
            HOUSEHOLD PRODUCTS/WARES - 1.2%
               45,000 Procter & Gamble Co.                 3,303,900
                                                        ------------

            SHARES          SECURITY DESCRIPTION            VALUE
           --------- ----------------------------------- ------------
           INDUSTRIAL SUPPLIES - 10.4%
             184,000 Actuant Corp., Class A              $  6,257,840
              30,000 Caterpillar, Inc.                      2,176,800
              70,000 Donaldson Co., Inc.                    3,246,600
             200,000 General Electric Co.                   7,414,000
              88,000 Graco, Inc.                            3,278,880
              90,000 Roper Industries, Inc.                 5,628,600
                                                         ------------
                                                           28,002,720
                                                         ------------
           INSURANCE - 5.0%
              90,000 American International Group, Inc.     5,247,000
             150,000 Brown & Brown, Inc.                    3,525,000
               7,000 Markel Corp.(a)                        3,437,700
               2,400 White Mountains Insurance Group,
                     Ltd.                                   1,233,720
                                                         ------------
                                                           13,443,420
                                                         ------------
           IT SERVICES - 1.8%
             165,000 SRA International, Inc., Class A(a)    4,859,250
                                                         ------------
           LIFE SCIENCES - 2.3%
              82,000 Laboratory Corp. of America
                     Holdings(a)                            6,193,460
                                                         ------------
           LOGISTICS - 4.4%
             196,000 Expeditors International
                     Washington, Inc.                       8,757,280
             165,000 UTi Worldwide, Inc.                    3,234,000
                                                         ------------
                                                           11,991,280
                                                         ------------
           MEDICAL PRODUCTS - 5.8%
              47,000 Alcon, Inc.                            6,722,880
              70,000 Medtronic, Inc.                        3,518,900
              74,000 Stryker Corp.                          5,529,280
                                                         ------------
                                                           15,771,060
                                                         ------------
           MERCHANDISING - 5.4%
              60,000 Lowe's Cos., Inc.                      1,357,200
              45,000 Tractor Supply Co.(a)                  1,617,300
             173,000 Walgreen Co.                           6,587,840
             125,000 Whole Foods Market, Inc.               5,100,000
                                                         ------------
                                                           14,662,340
                                                         ------------
           POSITIONING SOLUTIONS - 4.5%
              54,000 Garmin Ltd.                            5,238,000
             225,000 Trimble Navigation, Ltd.(a)            6,804,000
                                                         ------------
                                                           12,042,000
                                                         ------------

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

              SHARES         SECURITY DESCRIPTION           VALUE
             ----------  -----------------------------  ------------
             SEMICONDUCTORS - 1.9%
                192,000  Intel Corp.                    $  5,118,720
                                                        ------------
             VETERINARY CARE - 6.3%
                155,000  Idexx Laboratories, Inc.(a)       9,087,650
                180,000  VCA Antech, Inc.(a)               7,961,400
                                                        ------------
                                                          17,049,050
                                                        ------------
             WIRELESS COMMUNICATIONS - 4.4%
                112,000  NII Holdings, Inc.(a)             5,411,840
                162,000  Qualcomm, Inc.                    6,374,700
                                                        ------------
                                                          11,786,540
                                                        ------------
             Total Common Stock (Cost $230,524,300)      265,909,262
                                                        ------------

             PRINCIPAL
             ----------
             SHORT-TERM INVESTMENT - 1.7%
             MONEY MARKET DEPOSIT ACCOUNT - 1.7%
             $4,456,485  Citibank Money Market Deposit
                         Account, 4.13%
                         (Cost $4,456,485)                 4,456,485
                                                        ------------
             TOTAL INVESTMENTS - 100.2%
                         (COST $234,980,785)*           $270,365,747
             Other Assets and Liabilities, Net - (0.2)%     (462,690)
                                                        ------------
             TOTAL NET ASSETS - 100.0%                  $269,903,057
                                                        ============

----------------------------------------
(a)Non-income producing security.

*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $ 46,602,953
            Gross Unrealized Depreciation               (11,217,991)
                                                       ------------
            Net Unrealized Appreciation (Depreciation) $ 35,384,962
                                                       ============

          PORTFOLIO HOLDINGS
          % OF NET ASSETS
          Agribusiness                                           0.1%
          Automotive                                             2.7%
          Banking                                                1.7%
          Business Services                                      8.5%
          Distribution                                           3.8%
          Energy Services                                        3.3%
          Energy Sources                                         7.2%
          Entertainment                                          0.8%
          Financial Services                                     3.6%
          Health Care Services                                   4.4%
          Household Products/Wares                               1.2%
          Industrial Supplies                                   10.4%
          Infrastructure                                         9.0%
          Insurance                                              5.0%
          IT Services                                            1.8%
          Life Sciences                                          2.3%
          Logistics                                              4.4%
          Medical Products                                       5.8%
          Merchandising                                          5.4%
          Positioning Solutions                                  4.5%
          Semiconductors                                         1.9%
          Veterinary Care                                        6.3%
          Wireless Communications                                4.4%
          Short-Term Investment & Other Assets and Liabilities   1.5%
                                                               ------
                                                               100.0%
                                                               ======

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

ASSETS
   Total investments, at value (Cost $234,980,785)                                   $270,365,747
   Receivables:
     Fund shares sold                                                                     150,402
     Dividends and interest                                                               204,359
   Prepaid expenses                                                                         5,103
                                                                                     ------------

Total Assets                                                                          270,725,611
                                                                                     ------------

LIABILITIES
   Payables:
     Fund shares redeemed                                                                  29,720
     Investment securities purchased                                                       32,299
   Accrued Liabilities:
     Audit fees                                                                            16,561
     Investment adviser fees                                                              669,102
     Trustees' fees and expenses                                                              235
     Compliance services fees                                                               7,938
     Other expenses                                                                        66,699
                                                                                     ------------

Total Liabilities                                                                         822,554
                                                                                     ------------

NET ASSETS                                                                           $269,903,057
                                                                                     ============

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                   $233,588,765
   Accumulated net investment income (loss)                                              (276,299)
   Accumulated net realized gain (loss) on investments                                  1,205,629
   Unrealized appreciation (depreciation) on investments                               35,384,962
                                                                                     ------------

NET ASSETS                                                                           $269,903,057
                                                                                     ============

SHARES OF BENEFICIAL INTEREST                                                          15,038,735

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $269,903,057 and 15,038,735 shares outstanding (unlimited
     shares authorized)                                                              $      17.95
                                                                                     ============

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2007

INVESTMENT INCOME
   Dividend income (Net of foreign withholding tax of $2,630)           $   463,636
   Interest income                                                          678,744
                                                                        -----------
Total Investment Income                                                   1,142,380
                                                                        -----------

EXPENSES
   Investment adviser fees                                                1,209,618
   Administrator fees                                                       129,510
   Transfer agency fees                                                       9,686
   Custodian fees                                                            20,028
   Professional fees                                                         27,396
   Trustees' fees and expenses                                                4,704
   Compliance services fees                                                  27,121
   Registration fees                                                          8,174
   Miscellaneous expenses                                                    23,130
                                                                        -----------
Total Expenses                                                            1,459,367
   Fees waived                                                              (68,297)
                                                                        -----------
Net Expenses                                                              1,391,070
                                                                        -----------

NET INVESTMENT INCOME (LOSS)                                               (248,690)
                                                                        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                1,965,942
   Net change in unrealized appreciation (depreciation) on investments    9,673,910
                                                                        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   11,639,852
                                                                        -----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $11,391,162
                                                                        ===========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                            Six Months Ended   Year Ended
                                                            December 31, 2007 June 30, 2007
                                                            ----------------- -------------
OPERATIONS
   Net investment income (loss)                               $   (248,690)   $   (238,486)
   Net realized gain (loss) on investments                       1,965,942       3,072,114
   Net change in unrealized appreciation (depreciation) on
     investments                                                 9,673,910      12,393,332
                                                              ------------    ------------
Increase (Decrease) in Net Assets from Operations               11,391,162      15,226,960
                                                              ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investments                             (3,478,232)     (1,094,228)
                                                              ------------    ------------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                              131,185,984      54,278,715
   Reinvestment of distributions                                 2,387,209       1,059,800
   Redemption of shares                                        (14,479,452)     (4,568,925)
                                                              ------------    ------------
Increase (Decrease) from Capital Transactions                  119,093,741      50,769,590
                                                              ------------    ------------

Increase (Decrease) in Net Assets                              127,006,671      64,902,322

NET ASSETS
   Beginning of Period                                         142,896,386      77,994,064
                                                              ------------    ------------
   End of Period (a)                                          $269,903,057    $142,896,386
                                                              ============    ============

SHARE TRANSACTIONS
   Sale of shares                                                7,413,120       3,334,380
   Reinvestment of distributions                                   130,806          67,675
   Redemption of shares                                           (790,865)       (278,172)
                                                              ------------    ------------
Increase (Decrease) in Shares                                    6,753,061       3,123,883
                                                              ============    ============
(a) Accumulated net investment income (loss)                  $   (276,299)   $    (27,609)
                                                              ------------    ------------

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

                                       Six Months                           Year Ended
                                         Ended       ------------------------------------------------------
                                      December 31,     June 30,    June 30,    June 30,   June 30,  June 30,
                                          2007           2007        2006        2005       2004      2003
                                      ------------   --------     --------    --------    --------  --------
NET ASSET VALUE, BEGINNING OF
PERIOD                                  $  17.25     $  15.11     $ 13.14     $ 11.90     $  9.15   $  8.92
                                        --------     --------     -------     -------     -------   -------

OPERATIONS
   Net investment income (loss)            (0.02)(a)    (0.04)(a)   (0.03)(a)   (0.05)(a)   (0.04)    (0.03)
   Net realized and unrealized gain
     (loss) on investments                  0.95         2.35        2.10        1.29        2.79      0.26
                                        --------     --------     -------     -------     -------   -------
Total from Investment Operations            0.93         2.31        2.07        1.24        2.75      0.23
                                        --------     --------     -------     -------     -------   -------

DISTRIBUTIONS TO SHAREHOLDERS
FROM
   Net realized gain on
     investments                           (0.23)       (0.17)      (0.10)          -           -         -
                                        --------     --------     -------     -------     -------   -------

NET ASSET VALUE, END OF PERIOD          $  17.95     $  17.25     $ 15.11     $ 13.14     $ 11.90   $  9.15
                                        ========     ========     =======     =======     =======   =======

TOTAL RETURN (B)                            5.40%       15.42%      15.77%      10.42%      30.06%     2.58%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at End of Period
     (000's omitted)                    $269,903     $142,896     $77,994     $41,475     $20,383   $11,497
   Ratios to average net assets (d:)
     Net expenses                           1.15%        1.20%       1.25%       1.25%       1.25%     1.25%
     Gross expenses (c)                     1.21%        1.36%       1.51%       1.71%       2.09%     2.67%
     Net investment income (loss)          (0.21%)      (0.23%)     (0.18%)     (0.40%)     (0.58%)   (0.37%)

PORTFOLIO TURNOVER RATE (B)                    6%          17%         25%          7%         20%       14%

----------------------------------------
(a) Calculated based on average shares outstanding during the period.
(b) Not annualized for periods less than one year.
(c) Reflects the expense ratio excluding any waivers and/or reimbursements.
(d) Annualized for periods less than one year.

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

NOTE 1. ORGANIZATION

The DF Dent Premier Growth Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-nine investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 16, 2001. The Fund seeks long-term capital appreciation by investing primarily in the equity securities of medium and large size domestic companies.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Investments in other investment companies are valued at net asset value. Any short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME & EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - D.F. Dent and Company, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007


OTHER SERVICES

Citi Fund Services, LLC ("Citi"), provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citi are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies of, or which securities are to be purchased or sold by, the Trust or Fund. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

During the period, the Adviser has contractually agreed to waive and reimburse a portion of their fees to limit the Fund's net expenses to 1.15% of the Fund's average daily net assets through October 31, 2008. These waivers may be changed or eliminated at any time with the consent of the Board of Trustees. For the period ended December 31, 2007, the Adviser waived $68,297.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $140,741,055 and $13,633,889, respectively, for the period ended December 31, 2007.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of June 30, 2007, distributable earnings (accumulated losses) on a tax basis were as follows:

                 Accumulated Net Investment Income $    41,329
                 Undistributed Net Realized Gain     2,684,806
                 Paid-In-Capital                    25,702,836
                                                   -----------
                 Total                             $28,428,971
                                                   ===========

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2007

INVESTMENT ADVISORY AGREEMENT APPROVAL - At the August 21, 2007 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Citi, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser;
(2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF THE SERVICES

The Forum Board met with Mr. Daniel Dent and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with Mr. Dent the adequacy of the Adviser's resources and quality of services provided under the Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser. The Board reviewed the Adviser's financial statement and noted its representation that the firm was financially stable. The Board concluded that the Adviser was financially able to provide investment advisory services to the Fund.

COSTS OF SERVICES AND PROFITABILITY

The Board then considered information provided by the Adviser regarding its profitability and costs of services with respect to the Fund. The Board determined it reasonable based on the information it reviewed.

COMPENSATION

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that the total expenses of the Fund were 1.15%, slightly below the median of 1.20% and the mean of 1.21%, respectively, for its Lipper Inc. peer groups. The Board noted that the Fund's advisory fee of 0.90% was slightly higher than the mean and median of 0.68% and 0.65%, respectively, for its Lipper Inc. peer groups. The Board noted that the Adviser contractually waives a portion of its fees and reimburse certain expenses to keep the Fund's expense ratio from exceeding 1.15%. The Board also recognized that it was difficult to compare advisory fees and expense ratios because of variations between the services provided by the Adviser and those included in the advisory fees paid by other funds. Based on the foregoing, the Board concluded that the advisory fee charged was reasonable.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2007


PERFORMANCE

The Board reviewed the performance of the Fund. Mr. Dent discussed the Fund's performance and its investment philosophy. Mr. Dent also discussed the Adviser's approach to managing the Fund as well as the Fund's performance. The Board noted that, for the fiscal year ended June 30, 2007, the Fund underperformed the S&P 500 by 5.17%. Mr. Dent then stated that, for the current fiscal year, the Fund was up 12% versus the S&P 500 3%.

Mr. Dent represented that the Adviser would continue to provide quality portfolio management services to the Fund so long as it serves as Adviser to the Fund. The Board considered that the Fund outperformed its benchmark for the six-month period ended June 30, 2007, and considered that the Fund's one- and three-year annualized returns were higher than the S&P 500 Index. The Board also noted that Morningstar rated the Fund four stars as of June 30, 2007. Noting that the Fund was ranked in the top quartile over the last five years in its peer group, 390 out of 514 for the one-year period, the Board concluded that the Fund's performance was acceptable and that the Fund could benefit from the Adviser's continued management of the Fund.

ECONOMIES OF SCALE

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints for at least the coming year.

OTHER BENEFITS

The Adviser stated it did not have any soft dollar arrangements for the Fund with other parties and that it did not receive any other benefits from its relationship with the Fund, except its ability to associate itself with the Fund. The Adviser noted that it had entered into a soft dollar arrangement for institutional accounts at its clients' direction. The Board considered these representations and condluded that the Adviser did not receive other benefits that required further consideration by the Board.

CONCLUSION

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2007


PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2007


Please note that expenses shown in the table are meant to highlight your ongoing costs only, including management fees and other Fund expenses. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                  BEGINNING        ENDING
                                                ACCOUNT VALUE   ACCOUNT VALUE   EXPENSES PAID
                                                JULY 1, 2007  DECEMBER 31, 2007 DURING PERIOD*
                                                ------------- ----------------- --------------
Actual Return                                     $1,000.00       $1,053.97         $6.20
Hypothetical Return (5% return before expenses)   $1,000.00       $1,019.10         $6.09

----------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

                                                    DF DENT PREMIER GROWTH FUND

[LOGO] DFDENT

                                    PREMIER
                                  GROWTH FUND

                             NASDAQ TICKER SYMBOL
                                     DFDPX

                              INVESTMENT ADVISER

                          D.F. Dent and Company, Inc.
                             Two East Read Street
                              Baltimore, MD 21202
                                www.dfdent.com

                                TRANSFER AGENT

                            Citi Fund Services, LLC
                                 PO Box 182218
                            Columbus, OH 43218-2218
                                (866) 2DF-DENT

                                  DISTRIBUTOR

                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101

                               www.foresides.com

                                  121-SR-1207

                                     [LOGO]
                                     GOLDEN
                               CAPITAL MANAGEMENT


                                                             SEMI-ANNUAL REPORT

                                                     GOLDEN LARGE CAP CORE FUND

                                                     GOLDEN SMALL CAP CORE FUND

                                                              DECEMBER 31, 2007
                                                                    (UNAUDITED)

--------------------------------------------------------------------------------

TABLE OF CONTENTS

--------------------------------------------------------------------------------



                    Performance Chart and Analysis        1

                    Schedules of Investments              2

                    Statements of Assets and Liabilities  6

                    Statements of Operations              7

                    Statements of Changes in Net Assets   8

                    Financial Highlights                  9

                    Notes to Financial Statements        10

                    Additional Information               14

--------------------------------------------------------------------------------

PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2007

--------------------------------------------------------------------------------

The graphs and tables reflect the change in value of a hypothetical $10,000 investment in Golden Large Cap Core Fund (formerly, the Golden Large Core Value
Fund) and Golden Small Cap Core Fund (formerly, the Golden Small Core Value Fund,) including reinvestment of dividends and distributions, compared with broad-based securities market indices, since inception. The Golden Large Cap Core Fund is compared against the S&P 500 Index, which is a broad based measurement of changes in the stock market based on the average of 500 widely held common stocks. The Golden Small Cap Core Fund is compared against the S&P SmallCap 600 Index, the Fund's primary benchmark, and the Russell 2000 Index. The S&P SmallCap 600 Index is designed to be an accurate measure of the performance of small companies, reflecting the risk and return characteristics of the broader small cap universe. The Russell 2000(R) Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. Each Fund is professionally managed while the indices are unmanaged and are not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, OR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM EACH FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUNDS' PROSPECTUS STATES THAT THE GOLDEN LARGE CAP CORE AND SMALL CAP CORE FUNDS' GROSS EXPENSE RATIOS ARE 0.71%, 0.96% AND 1.11%, 1.36% FOR INSTITUTIONAL AND INVESTOR SHARES, RESPECTIVELY; THE ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND/OR REIMBURSE EXPENSES THROUGH OCTOBER 31, 2008 SUCH THAT EXPENSES WILL NOT EXCEED 0.70%, 0.65% AND 1.20%, 1.35% FOR INSTITUTIONAL AND INVESTOR SHARES, RESPECTIVELY. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE AND A PROSPECTUS ARE AVAILABLE BY CALLING (800) 206-8610. YOU SHOULD CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THIS AND OTHER INFORMATION IS AVAILABLE IN A PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                 GOLDEN LARGE CAP CORE FUND VS. S&P 500 INDEX

                                                       SINCE
                 AVERAGE ANNUAL TOTAL RETURN         INCEPTION
                 ON 12/31/07                  1 YEAR (09/13/05)
                 ---------------------------  ------ ----------
                 Golden Large Cap Core Fund:  6.94%     9.66%
                 S&P 500 Index:               5.49%    10.02%

                 INVESTMENT VALUE ON 12/31/07
                 ----------------------------   -        -
                 Golden Large Cap Core Fund:          $12,362
                 S&P 500 Index:                       $12,454

                                [CHART]

                Golden Large Cap       S&P 500
                   Core Fund            Index
                -----------------      --------

 9/13/2005          10,000              10,000
 9/30/2005          10,110               9,986
10/31/2005           9,860               9,820
11/30/2005          10,280              10,191
12/31/2005          10,239              10,195
 1/31/2006          10,460              10,465
 2/28/2006          10,600              10,493
 3/31/2006          10,710              10,624
 4/30/2006          10,901              10,766
 5/31/2006          10,399              10,457
 6/30/2006          10,339              10,471
 7/31/2006          10,379              10,535
 8/31/2006          10,560              10,786
 9/30/2006          10,821              11,064
10/31/2006          11,252              11,424
11/30/2006          11,473              11,642
12/31/2006          11,559              11,805
 1/31/2007          11,619              11,984
 2/28/2007          11,489              11,749
 3/31/2007          11,609              11,881
 4/30/2007          12,123              12,407
 5/31/2007          12,586              12,840
 6/30/2007          12,324              12,626
 7/31/2007          11,881              12,235
 8/31/2007          11,911              12,418
 9/30/2007          12,385              12,883
10/31/2007          12,516              13,088
11/30/2007          12,254              12,541
12/31/2007          12,362              12,454


           GOLDEN SMALL CAP CORE FUND VS. S&P 600 SMALLCAP INDEX AND
                              RUSSELL 2000 INDEX

                                                       SINCE
                AVERAGE ANNUAL TOTAL RETURN          INCEPTION
                ON 12/31/07                  1 YEAR  (09/13/05)
                ---------------------------  ------  ----------
                Golden Small Cap Core Fund:  (3.21%)    6.07%
                S&P SmallCap 600 Index:      (0.30%)    6.33%
                Russell 2000 Index:          (1.57%)    7.07%
                INVESTMENT VALUE ON 12/31/07
                ----------------------------   -         -
                Golden Small Cap Core Fund:           $11,451
                S&P SmallCap 600 Index:               $11,515
                Russell 2000 Index:                   $11,700

                                    [CHART]

                  Golden Small Cap      S&P SmallCap      Russell 2000
                      Core Fund          600 Index           Index
                  -----------------     ------------      ------------
 9/13/2005           $10,000             $10,000           $10,000
 9/30/2005            10,360               9,994             9,929
10/31/2005            10,230               9,681             9,621
11/30/2005            10,780              10,126            10,088
12/31/2005            10,680              10,033            10,041
 1/31/2006            11,280              10,872            10,942
 2/28/2006            11,230              10,791            10,912
 3/31/2006            11,730              11,321            11,441
 4/30/2006            11,980              11,320            11,439
 5/31/2006            11,230              10,803            10,797
 6/30/2006            11,400              10,805            10,866
 7/31/2006            10,920              10,433            10,513
 8/31/2006            10,950              10,613            10,824
 9/30/2006            11,020              10,710            10,914
10/31/2006            11,460              11,240            11,543
11/30/2006            11,830              11,551            11,846
12/31/2006            11,830              11,549            11,886
 1/31/2007            12,220              11,787            12,085
 2/28/2007            12,180              11,723            11,989
 3/31/2007            12,560              11,920            12,117
 4/30/2007            13,150              12,185            12,335
 5/31/2007            13,840              12,746            12,840
 6/30/2007            13,600              12,538            12,652
 7/31/2007            12,570              11,905            11,787
 8/31/2007            12,340              12,128            12,054
 9/30/2007            12,290              12,309            12,261
10/31/2007            12,250              12,538            12,613
11/30/2007            11,380              11,607            11,707
12/31/2007            11,451              11,515            11,700

--------------------------------------------------------------------------------

GOLDEN LARGE CAP CORE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

--------------------------------------------------------------------------------

                                SECURITY
            SHARES             DESCRIPTION                VALUE
            ------- ---------------------------------- ------------
            COMMON STOCK -- 99.4%
            CONSUMER DISCRETIONARY -- 8.0%
             63,180 McDonald's Corp.                   $  3,721,934
            102,990 Newell Rubbermaid, Inc.               2,665,381
             56,700 Nike, Inc., Class B                   3,642,408
             46,220 Sherwin-Williams Co.                  2,682,609
                                                       ------------
                                                         12,712,332
                                                       ------------

            CONSUMER STAPLES -- 5.8%
             44,970 Clorox Co.                            2,930,695
             56,280 Kellogg Co.                           2,950,760
             45,385 Procter & Gamble Co.                  3,332,167
                                                       ------------
                                                          9,213,622
                                                       ------------

            ENERGY -- 10.9%
             34,020 Chevron Corp.                         3,175,087
             40,715 ConocoPhillips                        3,595,135
             38,050 Exxon Mobil Corp.                     3,564,904
             51,885 Occidental Petroleum Corp.            3,994,626
             52,770 Tidewater, Inc.                       2,894,962
                                                       ------------
                                                         17,224,714
                                                       ------------

            FINANCIALS -- 18.5%
             49,160 ACE, Ltd.                             3,037,105
             46,540 American International Group, Inc.    2,713,282
             75,310 AON Corp.                             3,591,534
             57,705 Bank of America Corp.                 2,380,908
             67,645 Bank of New York Mellon Corp.         3,298,370
             58,485 Chubb Corp.                           3,192,111
             15,430 Goldman Sachs Group, Inc.             3,318,222
             56,975 JPMorgan Chase & Co.                  2,486,959
             42,405 Lincoln National Corp.                2,468,819
             45,445 MetLife, Inc.                         2,800,321
                                                       ------------
                                                         29,287,631
                                                       ------------
            HEALTH CARE -- 14.1%
             63,890 Aetna, Inc.                           3,688,370
             57,520 Baxter International, Inc.            3,339,036

                                SECURITY
             SHARES            DESCRIPTION               VALUE
             ------- -------------------------------- ------------
             HEALTH CARE, CONTINUED
              37,525 Becton Dickinson & Co.           $  3,136,339
              60,140 Cigna Corp.                         3,231,322
              44,110 Johnson & Johnson                   2,942,137
              60,290 Merck & Co., Inc.                   3,503,452
              54,465 Wyeth                               2,406,808
                                                      ------------
                                                        22,247,464
                                                      ------------

             INDUSTRIALS -- 13.5%
              36,600 3M Co.                              3,086,112
              57,670 Cooper Industries, Ltd., Class A    3,049,590
              36,255 Danaher Corp.                       3,181,014
              35,480 Eaton Corp.                         3,439,786
              30,030 Lockheed Martin Corp.               3,160,958
              35,325 Terex Corp. (a)                     2,316,260
              40,250 United Technologies Corp.           3,080,735
                                                      ------------
                                                        21,314,455
                                                      ------------

             MATERIALS -- 2.5%
              43,580 Praxair, Inc.                       3,865,982
                                                      ------------

             TECHNOLOGY -- 20.0%
              83,230 Agilent Technologies, Inc. (a)      3,057,870
              80,085 Amdocs, Ltd. (a)                    2,760,530
             145,070 Applied Materials, Inc.             2,576,443
              97,980 BMC Software, Inc. (a)              3,492,007
              70,615 Hewlett-Packard Co.                 3,564,645
              29,880 IBM Corp.                           3,230,028
             124,390 Intel Corp. (a)                     3,316,237
              97,165 Microsoft Corp.                     3,459,074
             156,470 Oracle Corp. (a)                    3,533,093
             163,600 Xerox Corp.                         2,648,684
                                                      ------------
                                                        31,638,611
                                                      ------------

             TELECOMMUNICATIONS -- 3.9%
              76,290 AT&T, Inc.                          3,170,612
              69,310 Verizon Communications, Inc.        3,028,154
                                                      ------------
                                                         6,198,766
                                                      ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

GOLDEN LARGE CAP CORE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

--------------------------------------------------------------------------------

                                SECURITY
           SHARES              DESCRIPTION                VALUE
          --------- --------------------------------- -------------
          UTILITIES -- 2.2%
             34,420 Constellation Energy Group, Inc.  $   3,529,083
                                                      -------------
          Total Common Stock
           (Cost $140,286,491)                          157,232,660
                                                      -------------

          SHORT-TERM INVESTMENTS -- 1.2%
          MONEY MARKET FUND -- 1.2%
          1,944,166 Fidelity Institutional Cash Money
                     Market Fund, 5.04%
                     (Cost $1,944,166)                    1,944,166
                                                      -------------
          Total Investments -- 100.6%
           (Cost $142,230,657)*                       $159,176,826
          Other Assets & Liabilities, Net -- (0.6%)        (955,187)
                                                      -------------
          NET ASSETS -- 100.0%                        $ 158,221,639
                                                      =============

-----------------
(a)Non-income producing security.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $20,488,220
                   Gross Unrealized Depreciation  (3,542,051)
                                                 -----------
                   Net Unrealized Appreciation
                    (Depreciation)               $16,946,169
                                                 ===========

             PORTFOLIO HOLDINGS
             % OF NET ASSETS

             Consumer Discretionary                            8.0%
             Consumer Staples                                  5.8%
             Energy                                           10.9%
             Financials                                       18.5%
             Health Care                                      14.1%
             Industrials                                      13.5%
             Materials                                         2.5%
             Technology                                       20.0%
             Telecommunications                                3.9%
             Utilities                                         2.2%
             Short-Term Investments and Net Other Assets and
              Liabilities                                      0.6%
                                                             ------
                                                             100.0%
                                                             ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------

GOLDEN SMALL CAP CORE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

--------------------------------------------------------------------------------

                                SECURITY
            SHARES             DESCRIPTION                VALUE
            ------- ---------------------------------- ------------
            COMMON STOCK -- 97.7%
            CONSUMER DISCRETIONARY -- 8.5%
            135,545 Aeropostale, Inc. (a)              $  3,591,943
            127,605 Collective Brands, Inc. (a)           2,219,051
             78,375 Men's Wearhouse, Inc.                 2,114,557
             97,700 The Warnaco Group, Inc. (a)           3,399,960
            114,580 Tupperware Brands Corp.               3,784,577
            121,405 Wolverine World Wide, Inc.            2,976,851
                                                       ------------
                                                         18,086,939
                                                       ------------

            COMMERICAL STAPLES -- 3.0%
            117,120 Fresh Del Monte Produce, Inc.         3,932,890
             91,475 NBTY, Inc. (a)                        2,506,415
                                                       ------------
                                                          6,439,305
                                                       ------------

            ENERGY -- 7.9%
            170,585 Global Industries, Ltd. (a)           3,653,931
             83,880 Oil States International, Inc. (a)    2,861,986
            354,690 Parker Drilling Co. (a)               2,677,909
             91,125 Stone Energy Corp. (a)                4,274,674
            355,160 USEC, Inc. (a)                        3,196,440
                                                       ------------
                                                         16,664,940
                                                       ------------

            FINANCIALS -- 11.4%
            203,665 Advanta Corp., Class B                1,643,577
            199,971 Amerisafe, Inc. (a)                   3,101,550
            213,590 CNA Surety Corp. (a)                  4,226,946
            119,495 Harleysville Group, Inc.              4,227,733
             97,010 Philadelphia Consolidated
                     Holding Co. (a)                      3,817,344
             64,860 ProAssurance Corp. (a)                3,562,111
             80,166 Zenith National Insurance Corp.       3,585,825
                                                       ------------
                                                         24,165,086
                                                       ------------

            HEALTH CARE -- 16.0%
             56,950 Chemed Corp.                          3,182,366
            123,495 Conmed Corp. (a)                      2,853,969
            122,025 Immucor, Inc. (a)                     4,147,630
            137,050 KV Pharmaceutical Co., Class A (a)    3,911,407

                                 SECURITY
             SHARES             DESCRIPTION               VALUE
             ------- --------------------------------- ------------
             HEALTH CARE, CONTINUED
             122,395 Meridian Bioscience, Inc.         $  3,681,641
             100,355 OSI Pharmaceuticals, Inc. (a)        4,868,221
              64,185 Pediatrix Medical Group, Inc. (a)    4,374,208
             144,265 Sciele Pharma, Inc. (a)              2,950,219
              60,275 Techne Corp. (a)                     3,981,164
                                                       ------------
                                                         33,950,825
                                                       ------------

             INDUSTRIALS -- 20.4%
              72,337 Acuity Brands, Inc.                  3,255,165
              99,022 Ametek, Inc.                         4,638,190
              72,555 Belden, Inc.                         3,228,698
              81,975 Crane Co.                            3,516,727
              89,480 Gardner Denver, Inc. (a)             2,952,840
             202,655 GrafTech International, Ltd. (a)     3,597,126
             173,742 Knoll, Inc.                          2,854,581
              52,920 Lincoln Electric Holdings, Inc.      3,766,846
              71,480 Ryder System, Inc.                   3,360,275
              67,305 Toro Co.                             3,664,084
             101,105 Wabtec Corp.                         3,482,056
              74,005 Woodward Governor Co.                5,028,640
                                                       ------------
                                                         43,345,228
                                                       ------------

             MATERIALS -- 4.1%
              72,155 OM Group, Inc. (a)                   4,151,799
              64,175 Schnitzer Steel Industries, Inc.     4,436,418
                                                       ------------
                                                          8,588,217
                                                       ------------

             TECHNOLOGY -- 21.1%
             176,520 ADC Telecommunications, Inc. (a)     2,744,886
             294,010 Amkor Technology, Inc. (a)           2,507,905
             254,585 Arris Group, Inc. (a)                2,540,758
             215,890 Brooks Automation, Inc. (a)          2,851,907
             125,755 Checkpoint Systems, Inc. (a)         3,267,115
              76,195 CommScope, Inc. (a)                  3,749,556
             281,215 MPS Group, Inc. (a)                  3,076,492
             333,405 Netscout Systems, Inc. (a)           4,257,582
             361,340 ON Semiconductor Corp. (a)           3,208,699

See Notes to Financial Statements.

--------------------------------------------------------------------------------

GOLDEN SMALL CAP CORE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

--------------------------------------------------------------------------------

                                 SECURITY
            SHARES              DESCRIPTION                VALUE
           --------- ---------------------------------- ------------
           TECHNOLOGY, CONTINUED
             120,285 Plantronics, Inc.                  $  3,127,410
             132,690 Plexus Corp. (a)                      3,484,439
              81,760 Silicon Laboratories, Inc. (a)        3,060,277
             193,850 SYKES Enterprises, Inc. (a)           3,489,300
             154,955 Zoran Corp. (a)                       3,488,037
                                                        ------------
                                                          44,854,363
                                                        ------------

           TELECOMMUNICATIONS -- 3.7%
             297,473 Premiere Global Services, Inc. (a)    4,417,474
             212,865 Syniverse Holdings, Inc. (a)          3,316,437
                                                        ------------
                                                           7,733,911
                                                        ------------

           UTILITES -- 1.6%
              84,641 Suburban Propane Partners, LP         3,434,732
                                                        ------------
                     Total Common Stock
                      (Cost $212,594,184)                207,263,546
                                                        ------------

           SHORT-TERM INVESTMENTS -- 2.2%
           MONEY MARKET FUND -- 2.2%
           4,694,575 Fidelity Institutional Cash Money
                      Market Fund, 5.04%
                      (Cost $4,694,575)                    4,694,575
                                                        ------------
           Total Investments -- 99.9%
            (Cost $217,288,759)*                        $211,958,121
           Other Assets & Liabilities, Net -- 0.1%           211,250
                                                        ------------
           NET ASSETS -- 100.0%                         $212,169,371
                                                        ============

-----------------
(a)Non-income producing security.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

                  Gross Unrealized Appreciation $ 16,001,838
                  Gross Unrealized Depreciation  (21,332,476)
                                                ------------
                  Net Unrealized Appreciation
                   (Depreciation)               $ (5,330,638)
                                                ============

               PORTFOLIO HOLDINGS
               % OF NET ASSETS

               Consumer Discretionary                        8.5%
               Consumer Staples                              3.0%
               Energy                                        7.9%
               Financials                                   11.4%
               Health Care                                  16.0%
               Industrials                                  20.4%
               Materials                                     4.1%
               Technology                                   21.1%
               Telecommunications                            3.7%
               Utilities                                     1.6%
               Short-Term Investments and Net Other Assets
                and Liabilities                              2.3%
                                                           ------
                                                           100.0%
                                                           ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

--------------------------------------------------------------------------------

                                                                           GOLDEN        GOLDEN
                                                                         LARGE CORE    SMALL CORE
                                                                         VALUE FUND    VALUE FUND
                                                                        ------------  ------------
ASSETS
   Investments:
    Investments, at cost                                                $142,230,657  $217,288,759
    Net unrealized appreciation (depreciation)                            16,946,169    (5,330,638)
                                                                        ------------  ------------
   Total investments, at value                                          $159,176,826  $211,958,121
   Receivables:
    Fund shares sold                                                          70,415       955,294
    Dividends and interest                                                   150,191        72,863
    Investment securities sold                                               240,533            --
                                                                        ------------  ------------
Total Assets                                                             159,637,965   212,986,278
                                                                        ------------  ------------
LIABILITIES
   Payables:
    Dividends                                                              1,142,928            --
    Fund shares redeemed                                                     189,781       631,997
   Accrued Liabilities:
    Investment adviser fees                                                   83,395       184,659
    Trustees' fees and expenses                                                  222           251
                                                                        ------------  ------------
Total Liabilities                                                          1,416,326       816,907
                                                                        ------------  ------------
NET ASSETS                                                              $158,221,639  $212,169,371
                                                                        ============  ============
COMPONENTS OF NET ASSETS
    Paid-in capital                                                     $143,307,418  $225,215,928
    Undistributed (distributions in excess of) net investment income          (2,891)     (250,358)
    Accumulated net realized gain (loss) on investments                   (2,029,057)   (7,465,561)
    Unrealized appreciation (depreciation) on investments                 16,946,169    (5,330,638)
                                                                        ------------  ------------
NET ASSETS                                                              $158,221,639  $212,169,371
                                                                        ============  ============
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)               12,990,793    18,706,532
                                                                        ============  ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE          $      12.18  $      11.34
                                                                        ============  ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2007

--------------------------------------------------------------------------------

                                                                            GOLDEN       GOLDEN
                                                                          LARGE CORE   SMALL CORE
                                                                          VALUE FUND   VALUE FUND
                                                                         -----------  ------------
INVESTMENT INCOME
   Dividend income                                                       $ 1,281,790  $    919,691
   Interest income                                                               509         9,129
                                                                         -----------  ------------
Total Investment Income                                                    1,282,299       928,820
                                                                         -----------  ------------
EXPENSES
   Investment adviser fees                                                   525,317     1,179,175
   Trustees' fees and expenses                                                 2,942         4,155
                                                                         -----------  ------------
Total Expenses                                                               528,259     1,183,330
   Expenses waived                                                            (2,943)       (4,152)
                                                                         -----------  ------------
Net Expenses                                                                 525,316     1,179,178
                                                                         -----------  ------------
NET INVESTMENT INCOME (LOSS)                                                 756,983      (250,358)
                                                                         -----------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                (1,932,741)   (7,454,985)
   Net change in unrealized appreciation (depreciation) on investments     2,461,698   (28,474,032)
                                                                         -----------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                       528,957   (35,929,017)
                                                                         -----------  ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $ 1,285,940  $(36,179,375)
                                                                         ===========  ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED JUNE 30, 2007 AND THE PERIOD ENDED DECEMBER 31, 2007

--------------------------------------------------------------------------------

                                                                                GOLDEN                    GOLDEN
                                                                              LARGE CORE                SMALL CORE
                                                                              VALUE FUND                VALUE FUND
                                                                       ------------------------  ------------------------
                                                                                       SHARES                    SHARES
                                                                                     ----------                ----------
NET ASSETS JUNE 30, 2006                                               $ 21,562,623              $ 24,837,169
------------------------                                               ------------              ------------
OPERATIONS
  Net investment income (loss)                                              796,676                  (305,948)
  Net realized gain (loss) on investments                                   129,292                 2,447,046
  Net change in unrealized appreciation (depreciation) on investments    14,447,937                22,336,172
                                                                       ------------              ------------
Increase (Decrease) in Net Assets Resulting from Operations              15,373,905                24,477,270
                                                                       ------------              ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                    (390,762)                       --
                                                                       ------------              ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                        111,663,168  10,098,706   174,199,260  14,469,000
  Reinvestment of distributions                                              42,384       3,691            --          --
  Redemption of shares                                                  (19,127,041) (1,642,129)  (26,382,596) (2,152,732)
                                                                       ------------  ----------  ------------  ----------
Increase (Decrease) from Capital Share Transactions                      92,578,511   8,460,268   147,816,664  12,316,268
                                                                       ------------  ==========  ------------  ==========
Increase (Decrease) in Net Assets                                       107,561,654               172,293,934

NET ASSETS JUNE 30, 2007 (INCLUDING LINE (A))                          $129,124,277              $197,131,103
---------------------------------------------                          ------------              ------------
OPERATIONS
  Net investment income (loss)                                              756,983                  (250,358)
  Net realized gain (loss) on investments                                (1,932,741)               (7,454,985)
  Net change in unrealized appreciation (depreciation) on investments     2,461,698               (28,474,032)
                                                                       ------------              ------------
Increase (Decrease) in Net Assets Resulting from Operations               1,285,940               (36,179,375)
                                                                       ------------              ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                  (1,211,778)                       --
  Net realized gain on investments                                          (50,894)               (2,080,379)
                                                                       ------------              ------------
Total Distributions to Shareholders                                      (1,262,672)               (2,080,379)
                                                                       ------------              ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                         41,951,418   3,497,495    87,784,947   7,112,516
  Reinvestment of distributions                                              87,556       7,173       746,735      65,388
  Redemption of shares                                                  (12,964,880) (1,064,916)  (35,233,660) (2,966,021)
                                                                       ------------  ----------  ------------  ----------
Increase (Decrease) from Capital Share Transactions                      29,074,094   2,439,752    53,298,022   4,211,883
                                                                       ------------  ==========  ------------  ==========
Increase (Decrease) in Net Assets                                        29,097,362                15,038,268

NET ASSETS DECEMBER 31, 2007 (INCLUDING LINE (B))                      $158,221,639              $212,169,371
                                                                       ------------              ------------
 (a) Accumulated undistributed (distributions in excess of) net
     investment income, June 30, 2007                                  $    451,904              $         --
                                                                       ============              ============
 (b) Accumulated undistributed (distributions in excess of) net
     investment income, December 31, 2007                              $     (2,891)             $   (250,358)
                                                                       ============              ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                                          SEPTEMBER 13, 2005 (A)
                                                          SIX MONTHS ENDED   YEAR ENDED          THROUGH
                                                          DECEMBER 31, 2007 JUNE 30, 2007     JUNE 30, 2006
                                                          ----------------- ------------- ----------------------
----------------------------------------------------------------------------------------------------------------
GOLDEN LARGE CAP CORE FUND
NET ASSET VALUE, BEGINNING OF PERIOD                          $  12.24        $  10.31           $ 10.00
                                                              --------        --------           -------
INVESTMENT OPERATIONS
  Net investment income (loss) (b)                                0.06            0.10              0.11
  Net realized and unrealized gain (loss) on investments         (0.03)           1.88              0.23(c)
                                                              --------        --------           -------
Total from Investment Operations                                  0.03            1.98              0.34
                                                              --------        --------           -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net Investment Income                                          (0.09)             --                --
  Net realized gains                                                --(d)        (0.05)            (0.03)
                                                              --------        --------           -------
NET ASSET VALUE, END OF PERIOD                                $  12.18        $  12.24           $ 10.31
                                                              ========        ========           =======
TOTAL RETURN (E)                                                  0.30%          19.20%             3.39%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                   $158,222        $129,124           $21,563
Ratios to Average Net Assets (f):
  Net expenses                                                    0.70%           0.70%             0.70%
  Gross expenses (g)                                              0.70%           0.71%             0.72%
  Net investment income (loss)                                    1.01%           0.89%             1.36%
PORTFOLIO TURNOVER RATE (E)                                         17%             56%              120%
----------------------------------------------------------------------------------------------------------------
GOLDEN SMALL CAP CORE FUND
NET ASSET VALUE, BEGINNING OF PERIOD                          $  13.60        $  11.40           $ 10.00
                                                              --------        --------           -------
INVESTMENT OPERATIONS
  Net investment income (loss) (b)                               (0.01)          (0.04)            (0.01)
  Net realized and unrealized gain (loss) on investments         (2.14)           2.24              1.41(c)
                                                              --------        --------           -------
Total from Investment Operations                                 (2.15)           2.20              1.40
                                                              --------        --------           -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                             --              --                --
  Net realized investment gains                                  (0.11)             --                --
                                                              --------        --------           -------
Total Distributions to Shareholders                              (0.11)             --                --
                                                              --------        --------           -------
NET ASSET VALUE, END OF PERIOD                                $  11.34        $  13.60           $ 11.40
                                                              ========        ========           =======
TOTAL RETURN (E)                                                (15.81)%         19.30%            14.00%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                   $212,169        $197,131           $24,837
Ratios to Average Net Assets (f):
  Net expenses                                                    1.10%           1.10%             1.10%
  Gross expenses (g)                                              1.10%           1.11%             1.11%
  Net investment income (loss)                                   (0.23)%         (0.30)%           (0.11)%
PORTFOLIO TURNOVER RATE (E)                                         43%             55%               41%

(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at that time.
(d)Less than $0.01 per share.
(e)Not annualized for periods less than one year.
(f)Annualized for periods less than one year.
(g)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Golden Large Cap Core Fund and Golden Small Cap Core Fund (individually, a "Fund" and, collectively, the "Funds"), are diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-nine investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of December 31, 2007, Investor Shares had not commenced operations. Golden Large Cap Core Fund seeks to achieve long-term capital appreciation. Golden Small Cap Core Fund seeks to achieve maximum long-term total return. Each Fund commenced operations on September 13, 2005.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION-Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices as provided by independent pricing services. Any short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the securities market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income and net capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by the Funds.

FEDERAL TAXES-Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, each Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION-The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

Each Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of each Fund.

NEW ACCOUNTING PRONOUNCEMENTS-In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES--AN INTERPRETATION OF FASB STATEMENT NO. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "FAIR VALUE MEASUREMENTS" ("SFAS 157") which is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting for its adoption on each Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER-Golden Capital Management, LLC is the investment adviser (the "Adviser" or "Golden") to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

--------------------------------------------------------------------------------

fee at an annual rate of 0.70% and 1.10% of the average daily net assets of Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, the transfer agent's basis point fees, and extraordinary and non-recurring expenses.

DISTRIBUTION-Foreside Fund Services, LLC serves as the Trust's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citi Fund Services, LLC ("Citi") or its affiliated companies. The Investor Shares of each Fund, which have not commenced operations, are authorized to pay the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets.

OTHER SERVICES-Citi provides administration, portfolio accounting, and transfer agency services to the Funds. Certain employees of Citi are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Funds. FCS has no role in determining the investment policies of, or which securities are to be purchased or sold by, the Trust or Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor. For the year ended December 31, 2007 the Adviser paid compliance service fees for the Large Cap Core Fund and the Small Cap Core Fund in the amount of $14,633 and $19,121 respectively, from the fees collected under the advisory agreement.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

During the period the Adviser has contractually agreed to waive a portion of their fees. For the period ended December 31, 2007, fees waived were as follows:

                                            INVESTMENT ADVISER
                                                  WAIVED
                                            ------------------
                 Golden Large Cap Core Fund       $2,943
                 Golden Small Cap Core Fund        4,152

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the period ended December 31, 2007, were as follows:

                                          PURCHASES      SALES
                                         ------------ -----------
              Golden Large Cap Core Fund $ 53,898,402 $24,329,382
              Golden Small Cap Core Fund  138,609,537  89,533,513

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

--------------------------------------------------------------------------------


NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of June 30, 2007, distributable earnings (accumulated losses) on a tax basis were as follows:

                           UNDISTRIBUTED                  UNREALIZED
                             ORDINARY    UNDISTRIBUTED   APPRECIATION
                           INCOME (LOSS) LONG-TERM GAIN (DEPRECIATION)    TOTAL
                           ------------- -------------- -------------- -----------
Golden Large Cap Core Fund  $  455,906      $ 46,807     $14,388,240   $14,890,953
Golden Small Cap Core Fund   1,831,044       249,113      23,133,039    25,213,196

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

NOTE 7. OTHER INFORMATION

On December 31, 2007, three shareholders held approximately 83% of the outstanding shares of the Golden Small Cap Core Fund and three shareholders held approximately 93% of the Golden Large Cap Core Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DECEMBER 31, 2007

--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling (800) 206-8610 and on the SEC's website at www.sec.gov. The Funds' proxy voting records for the period of July 1, 2006 through June 30, 2007 are available, without charge and upon request, by calling (800) 206-8610 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090

SHAREHOLDER EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

ACTUAL EXPENSES-The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES-The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DECEMBER 31, 2007

--------------------------------------------------------------------------------


Please note that expenses shown in the table are meant to highlight your ongoing costs only, including management fees, distribution (12b-1) fees and other Fund expenses. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                    BEGINNING        ENDING        EXPENSES   ANNUALIZED
                                  ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING  EXPENSE
                                  JULY 1, 2007  DECEMBER 31, 2007    YEAR*      RATIO*
                                  ------------- ----------------- ----------- ----------
GOLDEN LARGE CAP CORE FUND
   Actual Return                    $1,000.00       $1,003.04        $3.52       0.70%
   Hypothetical Return
     (5% return before expenses)    $1,000.00       $1,021.62        $3.56       0.70%
GOLDEN SMALL CAP CORE FUND
   Actual Return                    $1,000.00       $  841.95        $5.09       1.10%
   Hypothetical Return
     (5% return before expenses)    $1,000.00       $1,019.61        $5.58       1.10%

-----------------
* Expenses are equal to the Funds' annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/366 to reflect the half-year period.

                                TRANSFER AGENT
                            Citi Fund Services, LLC
                                P.O. Box 182218
                           Columbus, Ohio 43218-2218

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                               www.foresides.com

FOR MORE INFORMATION

                          GOLDEN LARGE CAP CORE FUND

                          GOLDEN SMALL CAP CORE FUND




                                 GOLDEN FUNDS
                                P.O. BOX 182218
                           COLUMBUS, OHIO 43218-2218
                                (800) 206-8610

                                             113-SR-1207
                                     [LOGO]
                                     GOLDEN
                               CAPITAL MANAGEMENT

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to shareholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11.CONTROLS AND PROCEDURES

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant       Forum Funds


By  /s/ Simon D. Collier
    -----------------------------------
    Simon D. Collier, Principal
    Executive Officer

Date 2/28/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/ Simon D. Collier
    -----------------------------------
    Simon D. Collier, Principal
    Executive Officer

Date 2/28/2008


By  /s/ Trudance L.C. Bakke
    -----------------------------------
    Trudance L.C. Bakke, Principal
    Financial Officer

Date 2/28/2008